                                                                    EXHIBIT 10.9


                              CLIC PROPERTIES INC.


                                     - and -

                               WEBHELP CANADA INC.



                                      LEASE






                              175 Bloor Street East
                               Phase 1, 4th Floor
                                Toronto, Ontario







                            FLEMING, WHITE & BURGESS
                             Barristers & Solicitors
                           1000 - 2 Bloor Street West
                                Toronto, Ontario
                                     M4W 3E2






382941.1
22995-0002

                                      LEASE
                              175 BLOOR STREET FAST
                                     PHASE I
                                TORONTO, ONTARIO

         THIS LEASE made as of the 16 day of May, 2000.

IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT,

BETWEEN:

  CLIC PROPERTIES INC., a Corporation incorporated under the laws of Canada

  (hereinafter referred to as the "Landlord")

                                                               OF THE FIRST PART

  - and -

  WEBHELP CANADA INC.

  (hereinafter referred to as the "Tenant")

                                                              OF THE SECOND PART

         WITNESSETH that in consideration of the rents, covenants, and agreements, hereinafter reserved and contained on the part of the Tenant, the Landlord hereby demises and leases to the Tenant, the premises being approximately nineteen thousand seven hundred and ninety-two (19,792) square feet of Rentable Area consisting of the entire fourth floor, in the office building known as 175 Bloor Street East, Phase 1, in the City of Toronto (hereinafter called the "Premises") shown outlined in red on Schedule 'W' and which office building (the "Building") is situate on the lands described in Schedule "B".

TERM

1. TO HAVE AND TO HOLD the Premises for and during the term of five (5) years to be computed from the 161 day of July, 2000, (the "Commencement Date"), and from thenceforth next ensuing and fully to be completed on the 30'h day of June, 2005

DEFINITIONS

2. Except where otherwise provided in this lease, the following terms, when used throughout this lease, shall have the meanings set out below:

         ADDITIONAL RENT shall mean all amounts payable hereunder except Basic Rent. Additional Rent for 2000 is estimated to be EIGHTEEN DOLLARS AND SEVENTY-SEVEN CENTS ($18.77) plus applicable GST per square foot per annum of Rentable Area and Is broken down as follows:

         Realty Taxes:                      $ 9.96 per square foot

         Operating Costs:                   $ 7.81 per square foot

         Hydro:                             $ 1.00 per square foot

         Total Cost:                        $18.77 per square foot

         ADDITIONAL SERVICES shall mean and refer to the services and supervisions supplied by the Landlord referred to in clause 10, and to all other services of any nature or kind supplied by the Landlord to the Tenant in addition to those required to be supplied by the Landlord to the Tenant pursuant to this lease, save and except any services which the Landlord elects to supply to tenants generally, and the costs of which are included in Allocable Operating Expenses.

         ALLOCABLE OPERATING EXPENSES shall mean and refer to all reasonable expenses, fees, rentals, costs, and disbursements of every kind and nature incurred by the Landlord in connection with the management, maintenance, and operation of the Building, or the improvements, systems, facilities, equipment or machinery used in connection therewith which are properly chargeable in accordance with generally accepted accounting principles to such management, maintenance, and operation for any given period, and shall include any such expenses, fees, rentals, costs, and disbursements incurred by or on behalf of tenants with whom the Landlord may from time to time have agreements whereby such tenants perform any cleaning, maintenance, or other work or services ordinarily performed by the Landlord, and which expenses if incurred by the Landlord would be included in Allocable Operating Expenses. Without limiting the generality of the foregoing definition, Allocable Operating Expenses shall include the cost of outside grounds maintenance, the cost of all fuel including natural gas used in the Building, the aggregate of salaries, wages, and other payments made by the Landlord with respect to janitors, caretakers, security officers, management personnel, and other persons employed by the Landlord and its agents in the care, maintenance, cleaning, and operation or repair of the Building, the cost of water and electricity consumed in the Building, the cost of insurance, including all insurance premiums and any other payments made by the Landlord pursuant to any provision of any insurance policy, the total charges of any independent contractors employed in the care, maintenance, cleaning or operation of the Building, the cost of supplies, painting, uniforms, security, administration, management fees, legal, audit, and collection expenses, and the value of services not reflecting a direct cost to the Landlord including the rental value of Building Administration Areas, Life Safety Rooms, Fire Cross-Over Corridors, and ground floor lobbies and corridors and shall include the cost of Major Expenditures in accordance with subclause 7(c) hereof. Notwithstanding the foregoing definition Allocable Operating Expenses shall be computed in accordance with the provisions of clause 7 hereof. It is expressly acknowledged and agreed that the Tenant's Proportionate Share of Allocable Operating Expenses may be increased pursuant to the provisions of subclause 7(k) hereof.

         ALLOCABLE TAXES shall mean and refer to all real property taxes and other taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary, or otherwise levied, imposed, or assessed against the Building, or from time to time levied, assessed, or imposed in lieu thereof, or for which the Landlord is liable, including those levied, imposed, or assessed for education, schools, and local improvements, commercial concentration levies assessed or imposed against the Building or the parking areas used in accordance therewith, including any capital tax levied in respect of the Building or any part thereof, or the Landlord's ownership thereof or any part thereof (including reasonable legal and other professional fees and interest and penalties or deferred payments incurred by the Landlord in good faith in contesting, resisting or appealing any of the aforesaid taxes, Sales Taxes or Landlord's Sales Taxes), but notwithstanding the foregoing, the following taxes shall be expressly excluded from Allocable Taxes:

                  (i) taxes and licence fees in respect of any business carried on by tenants and occupants of the Building which taxes are herein sometimes collectively called Business Taxes and shall include without limitation the Business Taxes levied or assessed pursuant to the Assessment Act (Ontario);

                  (ii) income or profit taxes upon the income of the Landlord (other than any present or future tax based upon rent payable under this lease or otherwise in connection with occupancy of the Premises included in Allocable Taxes as aforesaid), franchise, corporate (except any capital tax included in Allocable Taxes as aforesaid with respect to the Building or the Landlord's ownership thereof), estate, inheritance, succession, speculation or transfer tax or any other tax or impost of a personal nature charged to or levied upon the Landlord, to the extent that such taxes are not in future levied in lieu of such taxes, rates, duties, levies, and assessments against the Building or upon the Landlord in respect thereof, which taxes are herein sometimes collectively called the LANDLORD'S INCOME TAXES;

                  (III) all taxes, rates, duties, levies, and assessments (including Business Taxes) which the Landlord recovers from tenants under subclause 6(b) hereof and similar provisions of leases with other tenants which taxes are herein sometimes collectively called TENANT'S TAXES. Without limiting the generality of the foregoing, it is expressly acknowledged and agreed that retail, and certain other tenants may be directly assessed for the difference between the real property assessment of their premises and the average real property assessment of various premises in the Building used for office purposes in the reasonable discretion of the Landlord pursuant to the provisions of subclause 6(g)(iii), and that such excess need not be allocated among other tenants;

                  (iv) any direct taxes incurred in the operation of the underground parking garage portion, and surface parking areas if applicable, of the Building to the extent that parking spaces in the parking garage, and surface parking areas if applicable, are rented to any persons other than tenants; and

                  (v)      Sales Taxes and Landlord's Sales Taxes.

         ARCHITECTS shall mean and refer to an architect or firm of architects licensed to practice architecture pursuant to the laws of the Province of Ontario designated by the Landlord from time to time as Architects.

         AUDITORS shall mean and refer to a public accountant or a firm of public accountants licensed to practice as public accountants pursuant to the laws of the Province of Ontario, designated by the Landlord from time to time as Auditors.

         BASIC RENT shall mean the rent payable pursuant to subclause 3(a) hereof.

         BUILDING shall mean the building located on the north portion of the Lands including without limitation all Common Areas together with such portion of the Lands reasonably designated by the Landlord as being used in connection therewith (such building being sometimes referred to herein as the "Phase I Building"). The Landlord and the Tenant acknowledge that the Landlord owns another building on the Lands to the southwest of the Building (such other building on the Lands being sometimes referred to as the "Phase II Building" and collectively with the Phase I Building being municipally known as 175 Floor Street East) For the purposes of this lease, unless the context otherwise requires, the word BUILDING shall include only the Phase I Building together with the part of the lands reasonably designated by the Landlord as being used in connection therewith and shall not include the Phase II Building or any part of the lands designated by the Landlord as being used in connection therewith.

         BUILDING ADMINISTRATION AREAS shall mean and refer to office space in the Office Premises used by the Landlord or its agents or employees for the management, maintenance, or operation of the Building, which space would otherwise be rentable.

         BUSINESS DAY shall mean and refer to any of the days from Monday to Friday inclusive of each week unless such day is a statutory holiday, and such additional days as may be designated by the Landlord,

         COMMENCEMENT DATE shall mean and refer to the first day of the term of this lease as set out in Section 1.

         COMMON AREAS shall mean the common areas and facilities in each of the Phase I and Phase II Buildings that are provided or designated from time to time by the Landlord for the benefit of or use in connection with more than one rentable area or more than one component in each building including, but not limited to, entrances, lobbies, access and service corridors or stairways, indoor and outdoor walkways, malls, courts and arcades, public seating areas and facilities, furniture, furnishings and fixtures, public sidewalks, public washrooms, indoor and outdoor landscaping and landscaped areas, passageways or tunnels, mailrooms, electrical, telephone, meter, valve, mechanical, storage and janitor rooms, shipping and receiving areas and loading docks, package or passenger pickup areas, waste disposal, or recycling facilities, and driveways, laneways and ramps, all as may be altered, expanded, reduced, re-constructed or relocated from time to time.

         COST OF ADDITIONAL SERVICES shall mean and refer to the Landlord's total cost of providing Additional Services to the Tenant and without limiting the generality of the foregoing shall include the cost of all labour (including salaries, wages, and fringe benefits) and material and other direct expenses incurred, the cost of supervision and other indirect expenses capable of being allocated thereto (such allocation to be made upon a reasonable basis) and all other out-of-pocket expenses made in connection therewith including amounts paid to independent contractors; the Cost of Additional Services shall also include an amount equal to fifteen percent (15%) of the aggregate of the cost of labour, materials and other direct expenses (representing an agreed pre-estimate of the expense to the Landlord for management and indirect expenses incapable of being allocated).

         DEVELOPMENT shall mean the buildings on the lands and premises municipally known as 175 Bloor Street East, known as Phase I and Phase II of such development and all structures, pedestrian walkway areas, gallerias and parking garages and other facilities used in connection therewith including the Shared Common Areas.

         FIRE CROSS-OVER CORRIDORS shall mean and refer to corridors connecting staircases on any floor of the Building constructed at any time pursuant to any regulation, requirement, or request of the Fire Marshall of the City of Toronto, or of any other competent governmental authority which are designated as Fire Cross-Over Corridors by the Landlord.

         INCREASED PROPORTIONATE SHARE shall mean and refer to the Proportionate Share increased pursuant to the provisions of subclause 7(k) hereof.

         INSURED DAMAGES shall mean and refer to that part of any damage occurring to the Premises or the Building which the Landlord is required to insure hereunder or to the extent that the Landlord has not insured and is deemed to be a co-insurer pursuant to such clause, would have been recoverable if the Landlord had effected insurance in respect of perils and to amounts and on terms for which it is by that clause deemed to have insured. Where an applicable policy of insurance contains an exclusion for damages recoverable from a third party, claims to which the exclusion applies shall be considered Insured Damage only if the Landlord successfully recovers from the third party.

         LANDLORD'S SALES TAXES shall mean and refer to the amount of any goods and services taxes, sales taxes, value-added taxes, multi-stage taxes, business transfer taxes and any other like taxes imposed upon the Landlord in respect of the purchase of goods or services included in Allocable Operating Expenses which are available to and claimed by the Landlord as a credit in determining the Landlord's net tax liability or refund on account of such taxes.

         LANDS shall mean the lands described in Schedule "B".

         LEASE YEAR shall mean that period of twelve months commencing on the Commencement Date and thereafter each consecutive twelve-month period commencing on each anniversary of the Commencement Date and the balance, if any, of the term being less that twelve months following the end of the last full twelve-month period of this lease. In the case of any Lease Year being less than twelve months, all obligations and covenants to pay Rent hereunder shall be prorated by multiplying the amount of such Rent (determined for the twelve-month period commencing on the first day of the Lease Year) by the actual number of days in such Lease Year and by dividing the product thereof by 365.

         LEASEHOLD IMPROVEMENTS shall mean and refer to all items generally considered as leasehold improvements, including without limitation all fixtures, improvements, installations, alterations, and additions from time to time made, erected, or installed in the Premises by or on behalf of the Tenant, or any previous occupant of the Premises including all partitions however affixed, and whether or not moveable, and all wall-to-wall carpeting.

         LIFE SAFETY ROOMS shall mean and refer to office space in the Office Premises designated by the Landlord from time to time for the exclusive housing of controls installed to assist fire and emergency personnel, which space would otherwise be rentable.

         MAJOR EXPENDITURE shall mean and refer to any expenditure incurred by the Landlord during the term of this lease for repair to or replacement of the roof or to structural elements of the Building or for replacement of machinery, equipment, building elements, systems, or facilities used in connection with the Building, or for modifications or additions to the Building (if one of the principal purposes of any such modification or addition is to reduce energy consumption, or to reduce Allocable Operating Expenses, or if such modification or addition is required by any governmental authority or regulation) and which expenditure is greater than one hundred thousand dollars ($100,000.00).

         NORMAL BUSINESS HOURS shall mean and refer to the hours from 8:00 a.m. to 6:00 p.m. and such additional hours as may be designated by the Landlord, on Business Days.

         OFFICE PROMISES shall mean and refer to the portion of the Building which is situated above grade.

         PRIME RATE shall mean the rate of interest per annum publicly quoted by The Royal Bank of Canada or such other of the five largest chartered banks designated by the Landlord from time to time as the reference rate of interest (commonly known as its "prime rate") used by it to determine interest rates charged by it on loans in Canadian funds to its commercial customers payable on demand.

         PROPORTIONATE SHARE shall mean and refer to the fraction which has as its numerator the Rentable Area of the Premises and as its denominator the Rentable Area of the Building.

         RENT shall mean both Basic Rent and Additional Rent.

         RENTABLE AREA:

                  (i) as applied to any given floor, Rentable Area shall mean and refer to the area of any such floor measured from the inside surface of the glass line of exterior glazing without deduction for columns and projections necessary to the Building, and including all areas within the floor except stairwells (unless installed for the exclusive benefit of a tenant) elevator shafts, flues, stacks, pipe shafts, vertical ducts and the walls enclosing them;

                  (ii) as applied to the Building, Rentable Area shall mean and refer to the aggregate of the Rentable Areas of each floor above grade in the Building;

                  (iii) as applied to premises occupying the entire Rentable Area of any floor shall mean and refer to the Rentable Area of such floor;

                  (iv) as applied to premises occupying less than the entire Rentable Area of a floor shall mean and refer to the Rentable Area of any such floor multiplied by a fraction the numerator of which is the area occupied or to be occupied by the Tenant measured from the inside surface of the glass line of exterior glazing to the inside finish of the corridor walls facing the Premises, and to the centre of partition walls separating the Premises from adjoining premises without deduction for columns and projections necessary to the Building and the denominator of which is the area actually occupied or available for occupation by the Tenant and other tenants on the floor measured in the same manner as the Premises.

                  (v) the calculation of the Rentable Area of the Building, of any floor, and of the Premises, shall be adjusted from time to time to reflect any structural change in the Building or any change in use or function of any part of the Building.

         It is intended by the Landlord and the Tenant acknowledges that the foregoing definition and method of calculation of Rentable Area is to be in accordance with the 1996 standard of measurement of Rentable Area of office premises established by the Building Owners and Managers Association ("BOMA"). If there is a discrepancy between the Rentable Area of the Premises or the Building as calculated in accordance with the foregoing definition and the Rentable Area of the Premises or the Building as calculated in accordance with the 1996 BOMA standard of measurement then such 1996 BOMA standard shall prevail and the Rentable Area of the Premises or the Building shall be measured in accordance therewith.

         SALES TAXES shall mean and refer to all goods and services taxes, sales taxes, value-added taxes, multi-stage taxes, business transfer taxes and any other like taxes, whether or not in existence at the beginning of the terms, imposed on the Tenant in respect of the Rent, the rental of space by the Tenant under this lease or upon any imputed rental or otherwise in respect of the occupancy or leasing of the Premises by the Tenant or the provision of any goods, utilities or services, including management services, by the Landlord to the Tenant pursuant to this lease or the maintenance, repair, operation or administration of the Building, whether characterized as a goods and services tax, sales tax, value-added tax, multi-stage tax, business transfer tax or otherwise, but excluding any Landlord's Sales Taxes.

         SHARED COMMON AREAS shall mean those portions of the Common Areas in each of the Phase I and Phase II Buildings which are designated for use by tenants of each of such buildings or for the benefit of areas in both the Phase I and Phase II Buildings.

         SPECIAL TENANT OPERATING EXPENSES shall mean and refer to, for any given period, the excess, as reasonably determined by the Landlord, of any expenses incurred by the Landlord for such period relating to the Premises, which expenses would otherwise be Allocable Operating Expenses over what such expenses would have been but for the use of the Premises for the business of retail sales or other non-office use, the distinctive configuration, or location within the Building, of the Premises, the distinctive nature of the operation of the Tenants business, the use of heating, ventilating, air-conditioning, lighting, hydro, or other Building services outside of Normal Business Hours or the distinctive nature of any of the Tenants Leasehold Improvements, fixtures, and equipment, including but not limited to any excess of air-conditioning, heating, lighting, water, electrical power, cleaning and security expenses.

         TENANT when used with a capital "T" shall mean and refer to the Tenant, but where used with a small "t" and where the context so requires shall mean and refer to any individual, partnership, association, corporation, or entity occupying any portion of the Building pursuant to a lease with the Landlord, an agreement to lease with the Landlord, or pursuant to a sublease or agreement to sublease from any such person.

         TENANT'S SHARE OF ALLOCABLE TAXES shall have the meaning set out in Clause 6(d).

         TERM OR TERM shall mean the period of years referred to in Section 1 hereof.

         YEAR shall mean and refer to a period of twelve months commencing on January 1 and ending on the next ensuing December 31 until changed pursuant to subclause 7(j) hereof.

RENT

3. (a) The Tenant shall pay to the Landlord as annual Basic Rent for the Premises yearly and every year during the said term the sum of FOUR HUNDRED AND SIXTY-FIVE THOUSAND ONE HUNDRED AND TWELVE DOLLARS ($465,112.00) of lawful money of Canada payable in equal monthly installments of THIRTY-EIGHT THOUSAND SEVEN HUNDRED AND FIFTY-NINE DOLLARS AND THIRTY-THREE CENTS ($38,759.33) each in advance on the first day of each and every month during the said term, such payments to be made by cheque or money order payable to the Landlord, or as it may direct from time to time, and to be payable at such place in Canada as the Landlord may direct from time to time; the first of such equal monthly instalments of Basic Rent shall become due and payable on the Commencement Date.

         If the term hereof does not commence on the first day of the calendar month, Basic Rent for the broken part of the calendar month at the commencement of the said term shall be pro-rated at a rate per day equal to one-three hundred and sixty-fifth (1/365th) of the Basic Rent.

         It is acknowledged and agreed that the Basic Rent is based on an annual rental of TWENTY-THREE DOLLARS AND FIFTY CENTS ($23.50) per square foot of Rentable Area of the Premises. It is further acknowledged and agreed that the square footage described as comprising the area of the Premises has not yet been certified as an accurate measurement by the Landlord's Architect or space planner. Prior to the Commencement Date, the Landlord shall provide an Architect's or space planner's certificate of measurement to the Tenant. If the certificate of measurement prepared by the Landlord's Architect or space planner reveals that the number of square feet of Rentable Area in the Premises is greater or less than nineteen thousand seven hundred and ninety-two (19,792) square feet the Basic Rent shall not be the amount set out above, but shall be an amount equal to TWENTY-THREE DOLLARS AND FIFTY CENTS ($23.50) times the number of square feet of Rentable Area of the Premises as set forth in the said certificate, and the equal monthly instalments; shall be 1/12th of such amount.

         (b) It is the intent of the Landlord and the Tenant that the rent described above shall be net to the Landlord and that as additional rent the Tenant shall pay to the Landlord the Tenant's Share of Allocable Taxes, Proportionate Share or Increased Proportionate Share of Allocable Operating Expenses, and any Special Tenant Operating Expenses in equal monthly installments in advance as more particularly hereinafter set forth, and to pay for any Additional Services as hereinafter set forth, with the intent that except as expressly provided herein, the Landlord shall be fully reimbursed by the tenants for all costs, charges, expenses, and outlays of every nature whatsoever in respect of the Building or the contents thereof, and each and every provision of this lease shall be interpreted in accordance with such intent.

TENANT'S COVENANTS

4.       And the Tenant covenants with the Landlord:

         RENT AND ADDITIONAL RENT

         (a) To pay Rent and to pay as Additional Rent its Proportionate Share of Allocable Operating Expenses and the Tenants Share of Allocable Taxes in accordance with the provisions of clauses 6 and 7 hereof, and to pay Special Tenant Operating Expenses as hereinafter set forth, and to pay for any Additional Services as hereinafter set forth.

         RENT PAYABLE WITHOUT DEDUCTION

         (b) All Rent and Additional Rent shall be paid without prior demand being made therefor (unless otherwise specified herein) and without any deduction, set-off, or abatement whatsoever.

         USE

         (c) To use the Premises only for general office use only for the purpose of corporate, administrative, technical and sales offices for the conduct of the Tenant's business and not to use or permit to be used the Premises or any part thereof for the purposes of a workshop, for retail sales, for the sale of goods or for any other purpose or business.

         WASTE

         (d) Not to commit, or permit, except as herein otherwise provided, any waste or injury to the Premises including the Leasehold Improvements and any trade fixtures therein, any loading of the floors thereof in excess of the maximum degree of loading contemplated by the design criteria referred to in subclause 4(m) hereof, any nuisance therein or any use or manner of use causing annoyance to other tenants and occupants of the Building.

         INSURANCE

         (e) That the Tenant shall, during the entire term hereof and during any period of occupation of the Premises prior to the Commencement Date, at its sole cost and expense, take out and keep in full force and effect and in the names of the Tenant, the Landlord and the mortgagees of the Landlord as their respective interests may appear, the following insurance:

                  (i) insurance upon property of every description and kind owned by the Tenant, in the custody and control of the Tenant, or for which the Tenant is legally responsible, is legally liable, or installed by or on behalf of the Tenant (and which is located within the Building), including without limitation fittings, installations, alterations, additions, partitions, fixtures, and anything in the nature of a Leasehold Improvement in an amount not less than one hundred percent (100%) of the full replacement cost thereof, with coverage against at least the perils of fire and standard extended coverage including sprinkler leakages (where applicable), earthquake, flood and collapse;

                  (ii) business interruption insurance in such amount as will reimburse the Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils;

                  (iii) public liability and property damage insurance including personal injury liability, contractual liability, non-owned automobile liability and owners' and contractors' protective insurance coverage with respect to the

                  Premises and the Tenant's use of any part of the Building and which coverage shall include the activities and operations conducted by the Tenant and any other person on the Premises. Such policies shall be written on a comprehensive basis with limits of not less than $5,000,000.00 for bodily injury to any one or more persons, or property damage, and such higher limits as the Landlord or the mortgagees of the Landlord may reasonably require from time to time, and all such policies shall contain a severability of interest clause and a cross liability clause;

                  (iv) any other form or forms of insurance as the Tenant or the Landlord or the mortgagees of the Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

         All policies required to be written on behalf of the Tenant pursuant to this subclause shall contain a waiver of any subrogation rights which the Tenant's insurers may have against the Landlord and against those for whom the Landlord is, in law, responsible whether any such damage is caused by the act, omission, or negligence of the Landlord or by those for whom the Landlord is, in law, responsible. All policies shall be taken out with insurers acceptable to the Landlord acting reasonably and in a form satisfactory from time to time to the Landlord acting reasonably. The Tenant agrees that certificates of insurance or, if required by the Landlord or the mortgagees of the Landlord, certified copies of such insurance policies will be delivered to the Landlord as soon as practicable after the placing of the required insurance. All policies shall contain an undertaking by the insurers to notify the Landlord and the mortgagees of the Landlord in writing not less than thirty (30) days prior to any material change, cancellation or other termination thereof.

         INSURANCE PROCEEDS

(f) That in the event of damage or destruction to the Leasehold Improvements in the Premises covered by insurance required to be taken out by the Tenant pursuant to subclause 4(e), the Tenant will use the proceeds of such insurance for the purpose of repairing or restoring such Leasehold Improvements. In the event of damage to or destruction of the Building entitling the Landlord to terminate this lease pursuant to subclause 11 (b) hereof, then if the Premises have also been damaged, the Tenant will pay to the Landlord all of its insurance proceeds relating to the Leasehold improvements in the Premises.

         USE OF PREMISES - INSURANCE

         (g) That neither the Tenant nor its officers, directors, agents, servants, licensees, concessionaires, assignees, or subtenants shall bring on to the Premises, nor do, nor omit, nor permit to be done or omitted upon or about the Premises anything which shall cause the rate of insurance payable by the Landlord upon the Premises or the Building or a part thereof or its contents to be increased and if the said rate of insurance shall be increased by reason of the use made of the Premises or by reason of anything done or omitted or permitted to be done or omitted by the Tenant or its officers, directors, agents, servants, licensees, concessionaires, assignees, or subtenants or by anyone permitted by the Tenant to be upon the Premises, the Tenant shall pay to the Landlord forthwith upon demand the amount of such increase without prejudice to the Landlord's rights to terminate this lease and re-enter the Premises for breach of this covenant.

         USE OF PREMISES - CANCELLATION OF INSURANCE

         (h) That if any policy of insurance upon the Building or any part thereof or the contents shall be cancelled or refused to be renewed or granted by an insurer by reason of the use or occupation of the Premises or any part thereof by the Tenant or by any of its officers, directors, agents, servants, licensees, concessionaires, assignees, subtenants, or by anyone permitted by the Tenant to be upon the Premises, the Tenant shall forthwith upon demand remedy or rectify such use or occupation and if the Tenant shall fail to do so forthwith the Landlord may at its option terminate this lease by leaving upon the Premises notice in writing of such termination and the Tenant shall immediately deliver up possession of the Premises to the Landlord and the Landlord may re-enter and take possession of the Premises and the Tenant shall thereupon pay all rent and any other payment for which the Tenant is liable under this lease, apportioned to the date of such termination, together with all losses, damages, or costs of any kind arising out of the Tenant's breach of this provision and/or the termination of this lease under this subclause.

         LANDLORD NOT LIABLE

         (i) That the Landlord shall not be liable for any bodily injury or death of, or loss or damage to any property belonging to the Tenant or its employees, invitees or licensees or any other person in, on, or about the Building unless resulting from the actual fault, privity or negligence of the Landlord, and in no event shall the Landlord be liable:

                  (i) for any damage (other than Insured Damage) which is caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building, or from the pipes or plumbing works, including the sprinkler system, or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or of sprinkler heads or for any damage caused by anything done or omitted by any other tenant;

                  (ii) for any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor, or person from time to time employed by it to perform janitor services, security services, supervision, or any other work in or about the Premises or the Building;

                  (iii) for loss or damage however caused, to money, securities, negotiable instruments, papers, or other valuables of the Tenant; or

                  (iv) for any direct or indirect loss of earnings or profits, or for any loss or damage direct or indirect to the goodwill, reputation, or business of the Tenant, or for any loss or damage direct or indirect arising out of the interruption of the Tenants business, or for any further or other consequential damage arising out of any physical damage to the Building, or the Premises, however any of such loss or damage may have been caused.

         INDEMNIFICATION OF LANDLORD

         (j) That the Tenant shall indemnify the Landlord and save it harmless from and against any and all loss (including loss of rentals payable by the Tenant pursuant to this lease), claims, actions, damages, liability, expenses and costs in connection with loss of life, personal injury, or damage to property arising from any occurrence in, upon, or at the Premises, or the occupancy or use by the Tenant of the Premises or any part thereof, or occasioned wholly or in part by any part thereof, or occasioned wholly or in part by any breach or non-observance of any term, condition, covenant, or proviso of this lease by, or any other act or omission of, the Tenant, its agents, contractors, employees, servants, licensees, or concessionaires or invitees or by anyone permitted to be on the Premises by the Tenant. In case the Landlord shall, without fault on its part, be made a party to any litigation commenced by or against the Tenant, then the Tenant shall protect and hold the Landlord harmless and shall pay all costs, expenses and reasonable legal fees incurred or paid by the Landlord in connection with such litigation.

         COMPLIANCE WITH LAWS

         (k) To comply promptly, at its own expense, with and conform to the requirements of all applicable statutes, laws, by-laws, regulations, ordinances, and orders of any municipal, federal, provincial, or other governmental authority at any time in force during the term hereof and affecting the occupation or use of the Premises, or affecting the condition, equipment, or use of the Leasehold Improvements, trade fixtures, furniture or equipment installed in the Premises, or affecting the making by the Tenant of any repairs, changes, or improvements in the Premises.

         If the Tenant should default under the provisions of this subclause, the Landlord may, without prejudice to its rights to terminate this lease or re-enter the Premises for breach of covenant contained in this subclause, comply with any such requirements aforesaid and the Tenant shall forthwith pay all costs and expenses incurred by the Landlord in this regard and the Tenant agrees that all such costs and expenses shall be recoverable by the Landlord as if the same were Additional Rent reserved and in arrears under this lease.

         RULES AND REGULATIONS

         (l) To observe and perform, and to cause its employees, invitees and others over whom the Tenant can reasonably be expected to exercise control to observe and perform, the rules and regulations attached as Schedule "C" hereto, and such further and other reasonable rules and regulations and amendments and changes therein as may hereafter be made by the Landlord and notified to the Tenant, except that no change may be made that is inconsistent with this lease unless the Tenant consents thereto; the rules and regulations, as from time to time amended, are not necessarily of uniform application, but may be waived in whole or in part in respect of other tenants without affecting their enforceability with respect to the Tenant and the Premises, and may be waived in whole or in part with respect to the Premises without waiving them as to future application to the Premises; and the imposition of such rules and regulations shall not create or imply any obligation of the Landlord to enforce them or create any liability of the Landlord for their non-enforcement.

         ALTERATIONS

         (m) That the Tenant shall not make any alteration, addition, or improvement or construct or place any Leasehold Improvements therein without first submitting the plans and specifications (including materials to be used) thereof to the Landlord, and without first obtaining the approval in writing thereof of the Landlord, such approval not to be unreasonably withheld or delayed. Any erection, addition, or improvement placed upon the Premises shall be subject to all the provisions of this lease, and if removed as hereinafter provided, the Tenant shall repair all damage caused by the installation and removal thereof. The Landlord may from time to time prepare and distribute to the Tenant design criteria setting forth the Landlord's usual standards for the obtaining of approval for any such alteration, addition, improvement, construction, or placing by the Tenant, but such design criteria shall not prejudice the Landlord's right to refuse consent and shall not relieve the Tenant from the obligation to obtain the approval of the Landlord for any such activity. In the event the Tenant's proposed alteration, addition or improvement involves any of the structural elements of the Building or the Building systems or equipment including without limitation the mechanical, electrical, plumbing, sprinkler, heating, ventilating or air conditioning equipment or systems, the Landlord may require that all such work be done by it or its contractors and the cost thereof shall be paid by the Tenant together with an administration fee of fifteen percent (15%).

         ENERGY CONSERVATION

         (n) To comply with reasonable measures introduced by the Landlord or measures introduced by legislative authority from time to time in the interest of energy conservation and to control Allocable Operating Expenses whereby the Landlord may by the use of a pulse or other system turn out or reduce all lighting in the Office Premises except emergency lighting and lighting which the Tenant may separately control by local switching for the Premises (the Landlord to communicate from time to time to the Tenant the schedule for the use of such a system) and reduce energy consumption in the Office Premises, provided that if the Tenant does not participate in such approved measures with respect to the Premises, the Tenant may be required to pay, as Special Tenant Operating Expenses, for the additional energy consumed in the Premises as a result of its not participating in such measures.

         REPAIR

         (o) That the Tenant shall repair, reasonable wear and tear, and damage by fire, lightning, tempest, standard extended coverage insurance perils, structural defect, and weakness only excepted; but this obligation shall not extend to structural members, or to exterior glass or to repairs which the Landlord would be required to make pursuant to subclause 5(h) but for the exclusion therefrom of defects not sufficient to impair the Tenant's enjoyment of the Premises while using them in a manner consistent with this lease; the Landlord or its agents at all reasonable times during the term and upon reasonable prior notice (save and except in the case of emergency) may enter the Premises to inspect the condition thereof; where inspection reveals repairs are necessary and required by the lease to be done by the Tenant, the Landlord shall give the Tenant notice in writing and thereupon the Tenant shall within five (5) days from the delivery of the notice, make, or commence making and diligently proceed, with the completion of the necessary repairs in a good and workmanlike manner; if the Tenant fails to repair after receiving notice as aforesaid the Landlord may commence or complete the necessary repairs and any expenses so incurred by the Landlord shall be recoverable by the Landlord as if the same were Additional Rent reserved and in arrears.

         DAMAGE BY TENANT

         (p) That if any part of the Building including exterior glass and the systems for interior climate control and for the provision of utilities, becomes out of repair, damaged or destroyed through the negligence of or misuse by the Tenant or its employees, agents, invitees, or others under its control, the expense of repairs or replacements thereto necessitated thereby shall be reimbursed to the Landlord by the Tenant promptly upon demand save in respect of Insured Damage.

         ELECTRICAL FACILITIES

         (q) That the Tenant shall not install or use any electrical or other equipment or electrical arrangement which may overload the electrical or other service facilities unless it does so with the express written consent of the Landlord and at its own expense makes whatever changes are necessary to comply with the reasonable and lawful requirements of the Landlord's insurance underwriters and governmental authorities having jurisdiction and in any event the Tenant shall make no changes until it first submits the plans and specifications for the same to the Landlord and obtains the Landlord's written approval for such plans and specifications which will not be unreasonably withheld.

LANDLORD'S COVENANTS

5.       And the Landlord covenants with the Tenant:

         QUIET ENJOYMENT

         (a)      For quiet enjoyment.

         HEATING, VENTILATING, AND AIR-CONDITIONING

         (b) To maintain in the Premises and Common Areas conditions of reasonable temperature and comfort during the Normal Business Hours in accordance with standards of interior climate control generally pertaining at the date of this lease applicable to normal occupancy of premises used for office purposes, such conditions to be maintained by means of a system for heating and cooling, humidifying and dehumidifying, filtering and circulating air and processed air.

         The Landlord shall not be responsible for any inadequacy of performance of the said system if the occupancy of the Premises exceeds one person for every 150 square feet of floor area, or if the electrical power consumed in the premises for all purposes, exclusive of HVAC, exceeds four and twenty-five hundredths (4.25) wafts per square foot of floor area, or if the Tenant installs partitions or other installations in locations which interfere with the proper operation of the system of interior climate control, or if the window coverings on exterior windows are not kept fully closed while the windows are exposed to direct sunlight. If the use of the Premises does not accord with the aforementioned requirements and changes in the system are (in the reasonable opinion of the Landlord) desirable to accommodate such use the Landlord may, at the request of the Tenant in the case of premises which consist of an entire floor, otherwise, in the Landlord's reasonable discretion make such changes and the entire expense of such changes will be reimbursed by the Tenant to the Landlord, and shall be recoverable by the Landlord, as if the same were Additional Rent reserved and in arrears. If, in the reasonable opinion of the Landlord, such changes result in maintenance costs or operating costs in excess of those which would have occurred had such changes not been made, the Landlord may estimate the amount of such excess on a reasonable basis and such amount shall be a Special Tenant Operating Expense.

         CLEANING

(c) To provide janitor and cleaning services, including outside window washing, to the Building including the Premises and Common Areas consisting of the services to be rendered substantially in accordance with the standards of office buildings of a similar type in Toronto at the date of this lease. It is agreed by the Tenant that any janitor or cleaning service (including outside window washing) which the Landlord shall provide to the Premises in addition to those described above, shall be Additional Services. It is further agreed that the Landlord shall not be responsible for any act or omission on the part of any person or persons employed to perform such work, and shall not be responsible for any loss or damage occasioned by any of such persons.

         ELECTRIC AND WATER SERVICES

         (d) To bring electrical and telephone service to the floor on which the Premises are situate, and to provide tempered water to washrooms available for the Tenant's use. To furnish electricity to the Premises for lighting and for office equipment capable of operating from the circuits available and standard to the Office Premises and the Landlord shall replace from time to time in accordance with some reasonable procedure to be determined by the Landlord the electric light bulbs, tubes, and ballasts installed in lighting fixtures standard to the Office Premises, as described in any design criteria distributed by the Landlord to the Tenant. If the lighting fixtures installed in the Premises are not in accordance with any design criteria delivered by the Landlord in accordance with Subclause 4(m) hereof, the Landlord may charge the Tenant, as a Special Tenant Operating Expense, for any amount estimated by the Landlord on a reasonable basis to be the excess of the cost of replacing non-standard bulbs, tubes, and ballasts over what the cost would have been if the lighting fixtures in the Premises had been standard to the Office Premises as aforesaid. The Landlord may from time to time establish a reasonable procedure (and, in that event, shall notify the Tenant) to determine whether the use by the Tenant of electricity is in excess (on a per square foot basis) of the normal office consumption in the Building or outside Normal Business Hours and, if so, may charge the Tenant for the cost of the excess as a Special Tenant Operating Expense. If the tenant is dissatisfied with such procedure, and desires the installation of a separate electricity consumption meter, any installation shall be at the expense of the Tenant.

         ELEVATORS

         (e) To furnish, except when repairs are being made, passenger elevator service; operator-less automatic elevator service, if used, shall be deemed elevator service within the meaning of this subclause; and to permit the Tenant and the employees of the Tenant to have the free use of such elevator service in common with others, but under no circumstances shall the Landlord be held responsible for any damage or injury happening to any person or property while using the same or occasioned to any person or property by any elevator or any of its appurtenances. All deliveries to the Premises shall be made by the elevator designated by the Landlord during hours prescribed therefore by the Landlord.

         WASHROOMS

         (f) To provide washrooms on each floor occupied by the Tenant, and to give the Tenant and the Tenant's employees and all other persons authorized by the Tenant in common with others entitled thereto the use, according to their sex, of the washrooms so provided; provided that where any tenant is in occupation of an entire floor of the Building, and tenant so in occupation may exclude all other tenants and their employees and invitees, from the use of the washrooms located on any such floor.

         MAINTAIN BUILDING

         (g) To operate and maintain the Building in a first class manner, so that the Premises shall be suitable for the purpose for which they are hereby leased, but not to maintain anything which under the provisions of this lease is the obligation of the Tenant.

         REPAIR

         (h) Subject to the provisions of subclause 4(o) hereof, to keep the Building and the structural members or elements of the Premises in a good and reasonable state of repair and to repair defects in construction performed, or installations made, by the Landlord to the Building if, and to the extent that, such defects impair the enjoyment of the Premises by the Tenant using them in a manner consistent with this lease; provided that the Landlord shall not be required to repair Leasehold Improvements unless and to the extent that damage to any Leasehold Improvements is caused by the negligence of the Landlord.

         SNOW REMOVAL

         (i) Whenever reasonably required, to remove lee and snow from the sidewalks, driveways, private walks, and parking lot appurtenant to the Building.

         INSURANCE

         (j) To insure and keep insured the Building and all improvements and installations made by the Landlord in the Premises (other than improvements made in the Premises on behalf of the Tenant or any previous occupant of the Premises) against loss or damage by fire, lightning, tempest, and such other standard extended coverage insurance perils as are normally insured against from time to time during the term by owners of similar buildings in the City of Toronto for such an amount as in the opinion of the Landlord is necessary to protect the Landlord against such loss or damage, and on such terms and with such insurer as the Landlord may in its reasonable discretion determine; provided that, and it is agreed that, the Landlord shall not be required to insure any Leasehold Improvements in the Premises; And further provided that the Landlord may, in its discretion, in lieu of entering into such insurance contracts, self insure for all or a portion of any such risks, and to the extent that it has done so the Landlord shall be deemed to be a co-insurer of such risks; And further provided, and it is further agreed, that the Landlord shall not be liable:

                  (i) for any damage (other than Insured Damage) which is caused by steam, water, rain, or snow which may leak into, issue, or flow from any part of the Building, or from the pipes or plumbing works, including the sprinkler system, or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or of sprinkler heads or for any damage caused by anything done or omitted by any other tenant;

                  (ii) for any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor, or person from time to time employed by it to perform janitor services, security services, supervision, or any other work in or about the Premises or the Building;

                  (iii) for loss or damage, however caused of or to money, securities, negotiable instruments, papers, or other valuables of the Tenant; or

                  (iv) for any direct or indirect loss of earnings or profits, or for any loss or damage direct or indirect to the goodwill, reputation, or business of the Tenant, or for any loss or damage direct or indirect arising out of the interruption of the Tenant's business, or for any further or other consequential damage arising out of any physical damage to the Building, or the Premises, however any of such loss or damage may have been caused.

         STOPPAGE OF SERVICES

         (k) Provided that the Landlord shall have the right to stop the use of the facilities and the supply of the services mentioned in this clause 5 when necessary by reason of accident, or during the maintenance of or the making of repairs, alterations, or improvements to any of the said services or facilities which the Landlord in its absolute discretion deems necessary or desirable until the said repairs, alterations, maintenance or improvements, shall have been completed to the satisfaction of the Landlord; but the Landlord shall make such repairs, alterations, maintenance or improvements with all reasonable speed; the Landlord shall not be liable for failure to operate any of the said facilities or supply any of the said services during any such stoppage as aforesaid, or for any period of time that the Landlord is prevented from operating any such facilities or supplying any such services by reason of strike, by order or regulation of any governmental authority or agency, or failure of electric current, steam, or water supply necessary to the operation of any such facility or the supply of any such service, or by the failure to obtain any such supply with the exercise of reasonable diligence or by any other cause beyond the Landlord's reasonable control. In cases of routine maintenance, the Landlord shall use best efforts to provide the Tenant with reasonable prior notice of any interruption or stoppage of such services or use of facilities.

         PAYMENT OF TAXES

6.       (a) The Landlord covenants with the Tenant to pay all Allocable Taxes.

         (b) The Tenant shall pay as Additional Rent directly to the Landlord for each Year or part thereof during the Term the Tenant's Share of Allocable Taxes as determined pursuant to Subsection 6(d).

         (c) The Landlord shall reasonably determine the Allocable Taxes to be allocated to the Building for the purposes of Subsection 6(d). Such Allocable Taxes shall consist of, without duplication; (i) all Allocable Taxes for the Building and (ii) that portion of the Allocable Taxes relating to the Shared Common Areas that is reasonably allocated by the Landlord to the Building. In making such determination the Landlord shall act on an equitable basis having regard, without limitation, to the various uses of the components of the Development, the benefits derived by the relevant components of the Development, and assessed values relating to the Development which may be available.

         (d) The Tenant's Share of Allocable Taxes shall be the amount which is the aggregate, without duplication, of:

                  (i) the amount obtained by multiplying the appropriate commercial mill rate or rates for the Year by the assessed value of the Premises as determined by the lawful public authority; provided that if for any Year such assessed value of the Premises is not available then the Landlord shall determine the assessed value on an equitable basis using such information and data as is available; and

                  (ii) the Tenant's Proportionate Share of that portion, if any, of the Allocable Taxes relating to the Common Areas in the Building which are not included in the Shared Common Areas and of the Allocable Taxes relating to the Shared Common Areas allocated to the Building pursuant to Subsection 6(c), provided such amounts have not been charged to the Tenant and other tenants of the Building pursuant to paragraph (i) of this Subsection 6(d) and similar provisions in the leases of such other tenants;

         (e) Notwithstanding Subsection 6(d), if the Premises are not separately assessed or if the basis and principles upon which assessed values as of the date of this Lease are abandoned or varied such that it would not be equitable to calculate the Tenant's and other tenants shares of Allocable Taxes on such basis, or if any Allocable Taxes are imposed, assessed, levied, rated or charged which are not based on assessed values, as such term is applied with respect to Allocable Taxes as of the date of this Lease, the Tenant's share of the Allocable Taxes shall be its Proportionate Share of the Allocable Taxes allocated to the Building in accordance with Subsection 6(c). Similarly, if some portion of Allocable Taxes is not based on the assessed value of the Premises but the remaining portion is based on the assessed value of the Premises, the Tenant's Share of Allocable Taxes shall be calculated pursuant to Clause 6(d)(i) with respect to that portion which is based on assessed value and shall be the Tenant's Proportionate Share (or such other basis as is determined by the landlord acting equitably) of Allocable Taxes with respect to that portion which is not based on assessed values.

         (f) The Tenant shall promptly provide the Landlord with a copy of any separate tax bill or separate assessment notice that it receives for the Premises or any part thereof.

         (g) The Tenant covenants with the Landlord to pay promptly when due to the taxing authority or authorities having jurisdiction, all taxes, rates, duties, levies, and assessments whatsoever, whether municipal, parliamentary, or otherwise, levied, imposed, or assessed in respect of any and every business carried on in the Premises by the Tenant, subtenants, licensees, concessionaires or other occupants of the Premises or in respect of the use or occupancy or leasing thereof or the Rent or the Additional Rent payable under this lease, including the license fees and Business Taxes levied or assessed pursuant to the Assessment Act R.S.O. 1990 c.A-31. The Tenant further covenants with the Landlord to pay to the Landlord promptly on demand therefor by the Landlord, an amount equal to any of the following taxes the Landlord may determine to recover from the Tenant, and any amounts so paid by the Tenant to the Landlord (and any amounts which would be payable by any other tenants pursuant to subclauses (i) and (ii) below if such clauses were included in their leases) shall be excluded in the determination of Allocable Taxes:

                  (i) all taxes charged in respect of all Leasehold Improvements and trade fixtures and all furniture and equipment made, owned or installed by or on behalf of the Tenant in the Premises;

                  (ii) if by reason of the act, election, or religion of the Tenant or any subtenant, licensee, or occupant of the Premises, the Premises, or any part of them shall be assessed for the support of separate schools, the amount by which the taxes so payable exceed those which would have been payable if the Premises had been assessed for the support of public schools; and

                  (iii) the amount, as reasonably determined by the Landlord, of any taxes assessed against the Premises or the Building, in excess of the amount such taxes would have been, but for the use of the Premises by the Tenant for the business of retail sales or other non-office purposes, or the distinctive location of the Premises in the Building, the distinctive configuration of the Premises, or the distinctive nature of the operation of the Tenant's business.

         Provided that any of the above amounts which are paid by the Tenant, or are paid by any other tenant pursuant to a similar clause in its lease, shall be excluded in the determination of Allocable Taxes.

         (h) The Landlord may postpone payment of any taxes payable by it and the Tenant may postpone payment of any taxes, rates, duties, levies, and assessments payable by it hereunder directly to a taxing authority in each case to the extent permitted by law and if prosecuting in good faith an appeal against the imposition thereof, and provided in the case of a postponement by the Tenant that if the Building or any part thereof or the Landlord shall have become liable to assessment, prosecution, fine, or other liability, the Tenant shall give security to the Landlord in a form and in an amount reasonably satisfactory to the Landlord in respect of such liability and such undertakings as the Landlord may reasonably require to ensure payment thereof.

         (i) Where the determination of any taxes depends upon an apportionment of any assessment which has not been made by the taxing authority or authorities having jurisdiction, the Landlord may determine the same. Any determinations so made by the Landlord shall be binding upon the Tenant unless shown to be unreasonable or erroneous in some substantial respect.

         (j) Notwithstanding the foregoing, in the absence of any separate assessment of Leasehold Improvements or trade fixtures (if assessable), furniture or equipment of the Tenant referred to in item (i) of subclause 6(g) or of other tenants, the Landlord may elect not to make a determination thereof and may from time to time waive payment of amounts which would otherwise be payable by the Tenant under that item (and by other tenants under comparable provisions of other leases of premises in the Building), in which event such amounts shall form part of Allocable Taxes, without prejudice to the right of the Landlord to make any such determination in the future, either generally or in the case of the Tenant or any other tenant where the value of such Leasehold Improvements, trade fixtures, furniture, or equipment is unusually large, with the intent that the enforcement or non-enforcement of the said item (and any like provisions in other leases) shall not operate so as to impose any substantial inequity against tenants including the Tenant.

         (k) Whenever requested by the Landlord, the Tenant will deliver to it receipts for payment of all taxes, rates, duties, levies, and assessments payable by the Tenant directly to a taxing authority or authorities and furnish such other information in connection therewith as the Landlord may reasonably require.

         (l) The Tenant agrees that it will not conduct any appeal from any governmental assessment or determination of the value of the Building or any portion thereof whether or not the assessment or determination affects the amount of tax to be paid by the Tenant. The Tenant shall instead rely upon the Landlord to conduct any such appeal in the interest of all occupants of the Building and the Landlord agrees that it will do so (with the expense to be included in Allocable Operating Expenses) if the appeal in the opinion of the Landlord would be reasonably likely to attain a favourable result, but the Landlord shall in no event be responsible or liable to the Tenant for any act or failure to act regarding any such appeal unless such act or omission was committed in bad faith.

CALCULATION AND ALLOCATION OF TAXES AND OPERATING EXPENSES

7. (a) It is acknowledged and agreed by the Landlord and the Tenant that the Landlord has constructed or may construct one or more other buildings on the Lands, including the Phase II Building. The Landlord shall have the right to obtain any service or facility for, or to engage any management personnel or other employees in connection with the operation, or to purchase equipment or incur any other expenses, fees, rentals, costs, or disbursements jointly in connection with the Building and such other building or buildings, and in such event the Landlord shall reasonably and equitably allocate any such expenses, fees, rentals, costs, or disbursements among the Building and such other building or buildings and only the portion thereof which has been so reasonably and equitably allocated to the Building shall be included in Allocable Operating Expenses and the Landlord's allocation shall be final and binding.

         (b) In computing Allocable Operating Expenses there shall be deducted:

                  (i) the amounts of proceeds of insurance relating to Insured Damage and other amounts actually recovered by the Landlord, applicable to damage, the cost of repair of which was included in Allocable Operating Expenses;

                  (ii) all Costs of Additional Services and Special Tenant Operating Expenses actually received from tenants and all other sums actually received from tenants (other than Rent, Allocable Operating Expenses, and Allocable Taxes), to the extent that the amounts so recovered relate to costs included in Allocable Operating Expenses.

         (c) Notwithstanding any other provision of this lease, in computing Allocable Operating Expenses there shall be specifically included the cost of any Major Expenditure (whether incurred prior to or during the term of this lease) amortized over the period of the economic life of the Major Expenditure as determined by generally accepted accounting principles, but not to exceed fifteen (15) years. The amortized cost of the Major Expenditure shall be calculated on the basis of equal blended monthly instalments of principal and interest at a rate of interest two (2) percentage points above the Prime Rate at the time that the Major Expenditure is incurred. There shall also be expressly included in computing Allocable Operating Expenses the full amount of any single expenditure the cost of which is less than one hundred thousand dollars ($100,000.00).

         (d) Notwithstanding any other provision in this lease, in computing Allocable Operating Expenses there shall be specifically included any fee paid to any property manager or property management firm who has contracted with the Landlord to provide property management services for the Building; if the Landlord does not enter into an agreement with a property manager or property management firm, in computing Allocable Operating Expenses there shall be specifically included a fee of an amount equal to the fee customarily charged by property management firms for the management of similar office buildings in the City of Toronto, which amount is hereby agreed to represent the Landlord's costs of providing property management services to the Building.

         (e) Notwithstanding anything contained in this lease the following items shall be excluded from the definition of Allocable Operating Expenses:

                  (i) costs of alterations to the Premises or to the premises of other tenants and corresponding costs as to premises occupied or to be occupied by the Landlord, except as they relate to premises occupied by the Landlord in the performance of its function as Landlord of the Building;

                  (ii) subject to subclause 7(c) costs of capital improvements, capital replacements, any ground rent paid by the Landlord and other expenses properly chargeable to capital account, depreciation, interest, and principal payments on mortgages and other debt costs;

                  (iii) leasing commissions and similar fees, advertising and marketing costs, and legal expenses incurred by the Landlord in leasing premises in the Building including Leasehold Improvement allowances or tenant inducement payments.

                  (iv)     (xvii)   SEE RIDER #1

(f) The Landlord shall determine from time to time the Rentable Area of the Premises and of the Building and shall determine from time to time the Tenant's Proportionate Share. If the Tenant does not dispute the Landlord's determination of the Rentable Area, or of the Tenant's Proportionate Share within one year of receipt of notice of such determination, the Tenant shall be deemed to accept the accuracy of such determination, and the Tenant shall not be entitled to dispute the amount of its Proportionate Share of Allocable Operating Expenses or the Tenant's Share of Rentable Area or of the Tenant's Proportionate Share. If the Tenant disputes the said determination within one year of receipt of notice of the said determination, the Landlord shall request the Architects or such space planners as may be retained by the Landlord to measure the Rentable Area of the Premises and the Rentable Area of the Building and the determination so made by the Architects or such space planner shall be binding upon the Landlord and the Tenant save and except in the case of manifest error. The cost of the preparation of the certificate of measurement by the Architects or such space planner shall be at the expense of the Tenant unless the certificate demonstrates an error in the calculation of the Rentable Area in excess of five
(5) percent of the Landlord's determination as aforesaid in which case the cost shall be borne by the Landlord. It is understood and agreed that the determination of the Tenant's Proportionate Share shall be re-calculated by the Landlord from time to time to reflect changes in the Rentable Area of the Building, of the Premises, or of other premises.

         (g) Insofar as the determination of Tenant's Proportionate Share of Allocable Operating Expenses and the Tenant's Share of Allocable Taxes is dependent upon calculation other than area measurement, the same shall be binding upon the Tenant, provided such calculation has been made reasonably and arithmetic and clerical errors and omissions excepted. Any expenses not directly incurred by the Landlord but which are included in Allocable Operating Expenses may be estimated by the Landlord on whatever reasonable basis the Landlord may select.

         (h) Prior to the commencement of the term and to the commencement of each Year thereafter which commences during the term, the Landlord may reasonably estimate the Tenant's Proportionate Share of Allocable Operating Expenses and The Tenant's Share of Allocable Taxes for the ensuing Year or, if applicable, broken portion thereof, as the case may be, and shall notify the Tenant in writing of the estimate. The amount so estimated shall be payable in equal monthly instalments in advance over the Year or broken portion of the Year in question, each instalment being payable on each monthly rental payment date provided in subclause 3(a). From time to time during a Year the Landlord may reasonably re-estimate the amount of the Tenant's Proportionate Share of Allocable Operating Expenses and the Tenant's Share of Allocable Taxes for the Year or broken portion thereof, in which event the Landlord shall notify the Tenant in writing of the re-estimate and shall fix monthly instalments for the then remaining balance of such Year or broken portion thereof in order that, after giving credit for the estimates, the Tenant's entire estimated Proportionate Share of Allocable Operating Expenses and the Tenant's Share of Allocable Taxes will have been paid during such Year or broken portion thereof.

         (i) When the necessary information becomes available but not later than one hundred and twenty (120) days after the Lease Year, the Landlord shall re-calculate and furnish the Tenant with an audited statement of Allocable Operating Expenses and Allocable Taxes for each Year or broken portion thereof referred to in subclause 7(h), hereof after the expiry of the yearly portion thereof. The Landlord and the Tenant shall expeditiously make between them any re-adjustment which such re-calculation may show to be necessary, so that the Tenant shall be credited for any overpayment or debited for any deficiency. Neither party may claim a re-adjustment in respect of the Tenant's Proportionate Share of Allocable Operating Expenses or the Tenant's Share of Allocable Taxes based upon any error of estimation, determination, or calculation thereof unless claimed in writing prior to the expiration of one year after the date on which the Tenant has received the audited statement referred to above, other than any claim for re-adjustment based upon matters not determined during such year including without limitation the outcome of litigation or negotiation affecting expenses which constitute component parts of the Allocable Taxes or Allocable Operating Expenses.

         (j) In the event that the Landlord shall change its accounting system or procedures so that it shall become more convenient for the provisions of this clause 7 to be administered on the basis of some twelve (12) month period other than one ending on December 31, then the Landlord may determine upon not less than six (6) months' written notice to the Tenant and other tenants that such provisions of this lease and comparable provisions of other leases of premises in the Building shall be so administered and after the expiry of the notice period each subclause of this clause 7 shall be and be deemed to be appropriately amended to that end.

         (k) Notwithstanding any other provision of this lease if, throughout any year during the term, or any renewal thereof, the average percentage of the Rentable Area of the Building actually occupied by tenants pursuant to leases or agreements to lease, is less than 97%, then the Tenant shall not pay its Proportionate Share of Allocable Operating Expenses in such year, but shall pay instead an Increased Proportionate Share of Allocable Operating Expenses equal to its Proportionate Share multiplied by a fraction, the numerator of which is 97 and the denominator of which is such average percentage of Rentable Area of the Building so occupied by tenants;

         Provided that in no event shall the Tenant's Increased Proportionate Share of Allocable Operating Expenses exceed the amount, as reasonably estimated by the Landlord, that its Proportionate Share of Allocable Operating Expenses would have been had the Building been fully occupied by tenants.

                  (i) The Landlord shall have the right to install a meter or meters to measure the amount of hydro-electric power, water, or any other utility or service consumed or used by the Tenant in the Premises, by any other tenant in its premises, or consumed or used on any floor of the Building or any portion thereof; The cost of such installation shall be paid by the Tenant if such meter measures consumption or use by the Tenant, by such other tenant if it measures consumption or use by such other tenant, and in other cases shall be paid by the tenants whose consumption or use is measured in proportions calculated as described in subclause (iii) below; Such costs shall be due and payable as Additional Rent forthwith upon demand.

                  (ii) If the cost of any utility or service consumed by the Tenant in the Premises is measured by a meter as aforesaid the Tenant shall pay to the Landlord (or, at the Landlord's option, directly to the party supplying such service or utility) as Additional Rent the cost of such utility or service as so measured forthwith upon demand by the Landlord.

                  (iii) If the cost of any utility or service consumed or used on any floor of the Building or portion thereof is measured by a meter as aforesaid, and includes the consumption or use of such utility or service by the Tenant in the Premises, the Tenant shall pay to the Landlord (or, at the Landlord's option, directly to the party supplying such utility or service) as Additional Rent a fraction of the cost of such service or utility so measured, the numerator of which is the Rentable Area of the Premises included in the area so metered and the denominator of which is the Rentable Area of such floor of the Building or portion thereof; Provided that such fraction shall be subject to reasonable adjustment between the Landlord and the Tenant in the event of any extraordinary consumption or use of such utility or service by the Tenant or other tenants whose use or consumption is so metered.

                  (iv) If the Tenant pays for the cost of any utility or service as measured by a meter as aforesaid, the Tenant shall not pay its Proportionate Share or Increased Proportionate Share of the cost of such service or utility consumed or used by the Tenant or other tenants in their premises, but only its Proportionate Share or Increased Proportionate Share of such service or utility consumed or used in areas of the Building other than the Premises or other premises, or consumed or used by Building systems or facilities whose use or consumption in the Premises is not so metered.

                  (v) If any tenant or tenants other than the Tenant pay the cost of any utility or service as measured by a meter as aforesaid or have made an agreement with the Landlord to perform services which are performed by the Landlord for other tenants and are included in Allocable Operating Expenses, the

         Tenant shall not pay its Proportionate Share of the cost of supplying such services or utilities which are included in Allocable Operating Expenses, but shall pay a fraction of such cost, the numerator of which is the Rentable Area of the Premises and the denominator of which is the Rentable Area of the Building less the Rentable Area of the premises of such tenant or tenants.

OVERHOLDING - TACIT RENEWAL

8. If the Tenant remains in possession of the Premises after the Term with the consent of the Landlord but without executing a new lease, there is no tacit renewal of this Lease despite any statutory provision or legal presumption to the contrary. The Tenant will occupy the Premises as a Tenant from month to month at a monthly Rent payable in advance on the first day of each month equal to the total of:

                  (a) one hundred and fifty (150%) per cent of the monthly amount of Basic Rent for the last month of the Term; and

                  (b) one twelfth (1/12th) of the amount of Additional Rent payable by the Tenant in the last full twelve (12) month Rental Year, and the Tenant will comply with the same terms, covenants and conditions as are in this Lease as far as they apply to the monthly tenancy including the payment of Rent.

ASSIGNING AND SUBLETTING

9. (a) The Tenant will not assign, set over, transfer, sublet or sublease, hypothecate, encumber, or in any way deal with or part with the whole or any part of the said Premises to anyone, for or during the whole or any part of this term or any renewal, without written consent first being obtained from the Landlord; provided that such consent shall not be unreasonably withheld or delayed as to any proposed assignee or sublessee who is not a then existing tenant or occupant of any premises in the Development and who, in the Landlord's judgment, has a satisfactory financial condition and a good reputation in the business community, and who agrees to use the Premises for purposes satisfactory to the Landlord; and further provided that the Landlord may unreasonably withhold its consent if it decides to exercise its right of termination pursuant to subclause 9(e) hereof.

         (b) And further provided, however, and it is made a condition to the giving of such consent that:

                  (i) the proposed assignee or sublessee of this lease shall agree in writing to assume and perform all of the terms, covenants, conditions and agreements by this lease imposed upon the Tenant in a form to be approved by the solicitor for the Landlord acting reasonably;

                  (ii) in the event of an assignment consented to by the Landlord the Tenant shall nonetheless remain responsible to the Landlord for the fulfillment of all obligations created by this lease, notwithstanding that the assignee may subsequently become bankrupt and its trustee in bankruptcy may disclaim this lease;

                  (iii) in the event of any assignment or sublet consented to by the Landlord, the Tenant shall have a period of sixty (60) days thereafter in which to assign or sublet the Premises or any portion thereof, on the terms and conditions set forth in the Offer. In the event that the Tenant does not sublet or assign within sixty (60) days, the Landlord's consent to such sublease or assignment shall be null and void; and

                  (iv) the Tenant shall be responsible for the Landlord's legal fees and disbursements and other costs reasonably incurred in connection with any such request for such consent including the cost of preparation and execution of the written agreements aforesaid.

         (c) Without limitation, the Tenant shall for the purpose of this clause 9, be considered to assign or sublet in any case where it permits the Premises or any portion thereof to be occupied by persons other than the Tenant, its employees and others engaged in carrying on business of the Tenant, whether pursuant to assignment, subletting, license, or other right, and shall also include any case where any of the foregoing occurs by operation of law; Provided that notwithstanding anything contained herein the Landlord's consent shall not be required to an assignment of this lease to an entity purchasing all or substantially all of the business and assets of the Tenant, nor to an assignment of this lease to, or a subletting of the whole or a portion of the Premises to, any affiliate of the Tenant as defined under the BUSINESS CORPORATIONS Act, R.S.O. 1990, but the Tenant shall give prior written notice of such assignment or subletting to the Landlord and the Tenant and such assignee or subtenant shall comply with the provisions of subclauses 9(b)(i), (ii) and (iv) above.

         (d) The Tenant shall not seek the Landlord's consent to assign this lease or sublet the whole or any part of the Premises unless:

                  (i) the Tenant shall have obtained a bona fide written offer to take an assignment or to sublet for an intended use permitted under this lease which the Tenant has determined to accept subject to compliance with this clause 9; such offer shall disclose any and all monetary payments or other consideration made or to be made by the proposed assignee or subtenant as consideration for such assignment or subletting, and the Tenant agrees to pay any such payment, or the monetary equivalent of any such non-monetary consideration to the Landlord forthwith upon obtaining its consent.

                  (ii) the Tenant agrees that in the event that the rent in the offer provides for a rent greater than that payable under this lease, the excess when received by the Tenant, shall be paid by the Tenant to the Landlord as Additional Rent.

         (e) Any request for consent shall be in writing and accompanied by a true copy of the Offer, and the Tenant shall furnish to the Landlord all information available to the Tenant and requested by the Landlord as to the responsibility, reputation, financial standing, and business of the proposed assignee or subtenant. Within fifteen (15) days after the receipt by the Landlord of such request for consent and of all information which the Landlord shall have requested hereunder (and if no such information has been requested, within fifteen (15) days after receipt of such request for consent) the Landlord shall have the right (subject to the right of the Tenant to retain occupancy of the Premises pursuant to the proviso hereinafter contained) upon written notice to the Tenant, if the request is to assign this lease or sublet the whole of the Premises, to cancel and terminate the lease, or if the request is to sublet a part of the Premises only, to cancel and terminate this lease with respect to such part, in each case as of a termination date to be stipulated in the notice of termination which shall be not less than sixty (60) days or more than ninety
(90) days following the giving of such notice. In such event the Tenant shall surrender the whole or part as the case maybe of the Premises in accordance with such notice and rent (including the Tenant's Proportionate Share of Allocable Operating expenses and the Tenant's Share of Allocable Taxes) shall be apportioned and paid to the date of surrender and, if a part only of the Premises is surrendered, rent shall thereafter abate proportionately. If such consent shall be given the Tenant shall assign or sublet, as the case may be, only upon terms set out in the offer submitted to the Landlord as aforesaid and not otherwise; provided that the Tenant may, by notice delivered to the Landlord within 14 days after receipt from the Landlord of a notice of termination pursuant to the provisions of this subclause 9(e), elect to continue this lease as to all the Premises and not to assign or sublet in which event the notice of termination shall be ineffective.

ADDITIONAL SERVICES

10. (a) If the Tenant wishes any Additional Services to be performed in or relating to the Premises it shall so advise the Landlord in writing, and the Landlord shall have the right, but not the obligation, to perform any such Additional Services.

         If the Landlord performs any such Additional Services the Tenant shall pay the Cost of Additional Services so performed forthwith upon receipt of the invoice therefor from the Landlord. If the Landlord does not wish to exercise its rights to perform any Additional Services, the Tenant shall not cause any such Additional Services to be performed by any person unless and until he has obtained the consent of the Landlord in writing to the performance of such Additional Services by such person, such consent not to be unreasonably withheld or delayed.

         (b) If the Tenant disputes the calculation of Cost of Additional Services as set out on the Landlord's invoice therefor, it shall so notify the Landlord in writing, within thirty (30) days of the receipt of the said invoice, failing which the Landlord's calculation of such Cost of Additional Services shall be binding on the Tenant. The Landlord shall upon receipt of any such notice disputing the calculation of the Cost of Additional Services request its Auditors to prepare a statement of calculation of the said Cost of Additional Services, and such statement of calculation shall be conclusive of such Cost of Additional Services and shall be binding upon the Landlord and the Tenant save and except in the case of manifest error. The cost of preparation of the said statement shall be at the expense of the Tenant and shall be added to the Cost of Additional Services unless the calculation demonstrates an overcharge to the Tenant in excess of five (5) percent of the amount set forth in the Landlord's invoice aforesaid in which case the cost shall be borne by the Landlord. Notwithstanding any such objection taken by the Tenant to the Landlord's calculation of the Cost of Additional Services, the full amount as calculated by the Landlord in its invoice shall be due and payable on receipt, and shall be re-adjusted, if necessary, upon receipt of the Auditors' statement.

DAMAGE OR DESTRUCTION

11. (a) In the event of damage to the Premises or to other portions of the Building which affect access or services essential to the Premises, and if the damage is such that the Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purpose of its business for any period of time in excess of ten (10) days, then;

                  (i) unless the damage was caused by the fault or negligence of the Tenant or its employees, agents, invitees or others under its control from and after the expiration of ten (10) days after the occurrence of the damage and until the Premises are again reasonably capable of use and occupancy as aforesaid, the Basic Rent (but not the Tenant's Proportionate Share of Allocable Operating Expenses and the Tenant's Share of Allocable Taxes, or any other payments required to be made by the Tenant hereunder) shall abate from time to time in proportion to the part or parts of the Premises not reasonably capable of such use and occupancy;

                  (ii) subject to subclause (b) below, the Landlord and Tenant shall diligently commence and complete repairs to any such damage in accordance with their obligations under this lease, but to the extent that any part of the Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of rent to which the Tenant would otherwise be entitled hereunder shall not extend later than the time by which, in the reasonable opinion of the Landlord, repairs by the Tenant ought to be completed with reasonable diligence.

         (b) Notwithstanding subclause 11 (a) above, in the event of damage or destruction to the Premises or to the Building, which in the reasonable opinion of the Landlord cannot be, using reasonable diligence, repaired or made reasonably fit for occupancy within one hundred and eighty (180) days (employing normal construction methods without overtime or other premium) from the date of damage or destruction, then:

                  (i) if the destruction or damage is to the Building, the Landlord, or

                  (ii) if the destruction or damage is to the Premises, either party,

may terminate this lease on written notice given within forty-five (45) days after the occurrence of such damage or destruction.

         (c) In the event of such damage or destruction occurring in the last year of the term hereof or any renewal thereof, so that the Premises or the Building are incapable of being rebuilt or made reasonably fit for occupancy within thirty (30) days from the date of damage or destruction, either party may terminate this lease on written notice given within twenty (20) days after the occurrence of such damage or destruction.

         (d) In the event that any mortgagee or other person entitled thereto shall not consent to the payment to the Landlord of the proceeds of any insurance policy for the purpose of rebuilding or restoring the Building or the Premises, the Landlord may terminate this lease on written notice.

         (e) Upon the termination of this lease, as hereinbefore provided, Rent, or the proportionate part of Basic Rent or Rent abated as aforesaid, and any other sums owing by the Tenant to the Landlord shall be apportioned and paid to the date of such termination and the Tenant shall forthwith deliver up possession of the Premises.

         (f) The certificate of the Landlord's Architects as to the length of time required, using reasonable diligence, to rebuild or restore the Building or the Premises, or as to when the Premises or any portion thereof are reasonably fit for occupancy by the Tenant shall be conclusive and binding upon the Landlord and the Tenant.

LEASEHOLD IMPROVEMENTS AND TRADE FIXTURES

12. (a) The Tenant will not make, erect, install or alter any Leasehold Improvements or trade fixtures in the Premises without having requested and obtained the Landlord's prior written approval. The Landlord shall not unreasonably withhold or delay its approval to any such request, but failure to comply with any design criteria distributed by the Landlord to tenants as set out in subclause 4(m) hereof shall be considered sufficient reason for refusal. In making, erecting, installing or altering any Leasehold Improvements or trade fixtures the Tenant will not, without the prior written approval of the Landlord (which approval shall not be unreasonably withheld or delayed), alter or interfere with any installations which have been made by the Landlord and in no event shall alter or interfere with window coverings or other light control devices installed by the Landlord on exterior windows. The Tenant's request for any approval hereunder shall be in writing and accompanied by an adequate description of the contemplated work and working drawings and specifications thereof. Any reasonable out-of-pocket expenses incurred by the Landlord in connection with any such request for approval shall be recoverable from the Tenant. All work to be performed in the Premises shall be performed by competent contractors and subcontractors approved by the Landlord, such approval not to be unreasonably withheld or delayed, provided that the Landlord may require that the Landlord's contractors and subcontractors be engaged for any sprinkler system, mechanical, or electrical work. Upon receiving the Landlord's approval in writing the Tenant shall forthwith commence and diligently complete the installation, alteration, erection or making of any such Leasehold Improvements or trade fixtures. All such work shall be subject to inspection by and the reasonable supervision of the Landlord, or its agent, the cost of which shall be recoverable from the Tenant and shall be performed in accordance with the Tenant Criteria Design Manual, with any reasonable conditions or regulations imposed by the Landlord and completed in good and workmanlike manner in accordance with the description of the work approved by the Landlord.

         (b) In connection with the making, erection, installation or alteration of Leasehold Improvements and trade fixtures and all other work or installations made by or for the Tenant in the Premises the Tenant shall comply with all the provisions of the Construction Lien Act and other statutes from time to time applicable thereto (including any provision requiring or enabling the retention by way of holdback of portions of any sums payable) and except as to any such holdback shall promptly pay all accounts relating thereto. The Tenant will not create any mortgage, conditional sale agreement or other encumbrance in respect of its Leasehold Improvements or trade fixtures without the consent of the Landlord, nor shall the Tenant take any action as a consequence of which any such mortgage, conditional sale agreement or other encumbrance would attach to the Premises, or to the Building. Notwithstanding the foregoing, the granting of purchase money security interests in personal property acquired by the Tenant, the entering into of equipment leases by the Tenant, the granting by the Tenant to any third party of a floating charge debenture, general security agreement, or other similar financing document customarily granted to chartered banks or similar financial institutions for ordinary business financing in Canada shall be deemed not to be a breach of the Tenant's covenants under this lease, provided that such permission shall be without prejudice to the Landlord's rights of distress and shall not be deemed to be a consent to the exercise of the right of the secured creditors under any such security interest.

         If and whenever any construction or other lien for work, labour, services or materials supplied to or for the Tenant or for the cost of which the Tenant may be in any way liable or claims therefor shall be registered or any such mortgage, conditional sale agreement or other encumbrance shall attach, the Tenant shall within five (5) Business Days after receipt of notice thereof procure the discharge thereof, including the vacating of any certificate of action registered in respect of any lien, and failing which the Landlord may in addition to all other remedies hereunder make any payments required to procure the discharge of any such liens or encumbrances and any sum so paid by the Landlord shall be paid by the Tenant to the Landlord forthwith on demand therefor and shall be recoverable by the Landlord in the same manner as Rent. The Landlord's right to reimbursement shall not be affected or impaired if the Tenant shall then or subsequently establish or claim that any lien or encumbrance so discharged was without merit or excessive or subject to any abatement, set-off or defence.

         (c) All Leasehold Improvements in or upon the Premises shall immediately upon their placement be and become the Landlord's property without compensation therefor to the Tenant. Except to the extent otherwise expressly agreed by the Landlord in writing, no Leasehold Improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Premises either during or at the expiration or sooner termination of the term except that:

                  (i) the Tenant may at the end of the term remove its trade fixtures;

                  (ii) if required by the Landlord the Tenant shall, at the end of the term or any renewal thereof and at its sole expense, remove all Leasehold Improvements, trade fixtures and cabling installed in the Premises and restore the Premises to base building condition as outlined in Schedule "D" attached hereto; and

                  (iii) the Tenant may remove its furniture and equipment at the end of the term, and also during the term in the usual and normal course of its business where such furniture or equipment has become excess for the Tenant's purpose or the Tenant is substituting therefor new furniture and equipment.

The Tenant shall, in the case of every removal either during or at the end of the term, make good at the expense of the Tenant any damage caused to the Premises by such installation and removal.

SIGNS AND DIRECTORY

13. The Tenant shall not paint, display, inscribe, place or affix any television or radio antennae, sign, symbol, notice or lettering of any kind anywhere in or on the Building or within the Premises so as to be visible from the outside of the Premises, with the exception only of an identification sign on the entrance to the Premises and a directory listing in a directory to be supplied by the Landlord in the main lobby of the Building, both to be in the form, of the design, and in the location required by the Landlord in its design criteria, its rules and regulations or otherwise.

         Unless the Landlord consents to the inclusion of any other or additional name the Tenant shall be entitled to have included on such directory only the name of the Tenant. The Tenant shall be responsible for the cost of the installation of the said identification sign and the Landlord shall be responsible for the cost of the said directory listing.

ACCESS, INSPECTION, RIGHT TO SHOW PREMISES

14. (a) Upon reasonable prior notice (save and except in the event of an emergency), the Landlord shall have the right at any time and from time to time to enter and to have its authorized agents, employees and contractors enter the Premises in the event of an emergency or for the purposes of inspection, window cleaning, maintenance, providing janitor service, making repairs to the Premises or making alterations or improvements to the Building, and to have access to utilities and services (including underfloor conduits and access panels, which the Tenant agrees not to obstruct) and the Tenant shall provide free and unhampered access for the purpose, and shall not be entitled to compensation for any inconvenience, nuisance or discomfort caused thereby. The Landlord in exercising this right shall proceed in such a manner so as to minimize interference with the Tenant's use and enjoyment of the Premises.

         (b) Upon reasonable prior notice, the Landlord and its authorized agents and employees shall have the right of entry to the Premises during the last twelve (12) months of the term or any extension thereof for the purpose of exhibiting them to prospective tenants.

LANDLORD'S REMEDIES

         RE-ENTRY

15.      (a)      The Landlord may re-enter upon non-payment of rent or
non-performance of covenants subject to the provisions of this lease.

         REMEDIES OF LANDLORD

(b) If the Tenant shall fail to make any payment or part thereof for five (5) days after written demand therefor, or shall fail to perform or observe any other covenants, provisos or agreements contained herein which such failure shall continue for fifteen (15) days after written notice thereof, then, and in each such case, the Landlord shall have the following remedies:

                  TERMINATION

                  (i) the Landlord may by written notice terminate this lease, without prejudice to any other rights or remedies it may have, and rent and any other payments for which the Tenant is liable shall be apportioned and paid in full to the date of such termination together with the reasonable expenses of the Landlord attributable to the termination of this lease and the Tenant shall immediately deliver up possession of the Premises to the Landlord;

                  RECOVERY OF EXPENSES

                  (ii) the Landlord may enter the Premises and perform the obligation on behalf of the Tenant, and shall not be liable for any loss or damage to the

         Tenant's goods, chattels or business caused in so doing. Any reasonable expenses incurred by the Landlord in so doing (including, without limitation, legal fees and compensation for the Landlord's services) together with interest thereon from the date of payment or performance by the Landlord to the date of payment by the Tenant at the Prime Rate plus two percent (2%) shall be paid by the Tenant to the Landlord forthwith on demand therefor and shall be recoverable in the same manner as rent;

                  RIGHT TO RELET

                  (iii) the Landlord shall have the right to enter the Premises and to relet the same as agent for the Tenant for whatever term and on whatever conditions the Landlord shall, in its sole discretion, deem advisable, and the Tenant shall pay to the Landlord, in monthly instalments for the balance of the term of this lease (which shall be deemed for the purposes of this item (iii) not to have been terminated by any action of the Landlord hereunder, including the making of alterations to the Premises deemed by the Landlord to be necessary or advisable for the purpose of reletting them), any deficiency between the Basic Rent and Additional Rent .payable hereunder and the amount, if any, of rent and additional rent actually received by the Landlord in respect of the Premises, after deducting therefrom all amounts reasonably attributable to the reletting of the Premises or any portion thereof.

         CURING OF DEFAULT

         (c) in the event of a default by the Tenant such as can be cured only by the performance of work or the furnishing of materials, and if such work cannot reasonably be completed or such materials reasonably obtained and/or utilized within fifteen (15) days, such default shall not be deemed to continue if the Tenant proceeds promptly with such work as may be necessary to cure the default and diligently completes the same.

         CONSTRUCTION LIENS

         (d) The Tenant shall indemnify and hold the Landlord harmless from and against any liability, claim, damages or expenses (including legal expenses) due to or arising from any claim made against the Premises or the Building for all construction liens or other liens related to all work done by or on behalf of the Tenant and all work which the Tenant is obliged to do and any such liability, claims, damages or expenses incurred by the Landlord shall be paid by the Tenant to the Landlord forthwith upon demand; and the Tenant shall cause all registrations of claim for construction liens and/or certificates of action under The Construction Lien Act and relating to any such work done by or on behalf of the Tenant, and all work which the Tenant is obliged to do, to be discharged or vacated as the case may be within fifteen (15) days of such registration or within five (5) Business Days after notice from the Landlord.

         DISTRESS

         (e) The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Premises at any time during the term shall be exempt from levy by distress for rent or any other charges; all goods and chattels brought by the Tenant onto the Premises shall be the property of the Tenant. If the Tenant shall leave the Premises leaving any rent or other amounts owing under this lease unpaid, the Landlord, in addition to any other available remedy, may seize and sell the goods and chattels of the Tenant at any place to which the Tenant or other person may have removed them in the same manner as if such goods and chattels had remained and been distrained upon the Premises.

         INTEREST

         All sums, for Rent or otherwise, payable to the Landlord under the terms of this lease shall bear interest at a rate two (2) percentage points above the Prime Rate from their respective due dates until the actual dates of payment.

         APPLICATION OF RECEIPTS

         (g) The Tenant covenants and agrees that the Landlord may, at its option, apply all sums received from the Tenant to any Rent or other amounts payable hereunder in such order as the Landlord sees fit.

BANKRUPTCY, IMPROPER USE, ETC.

16. Subject to any other rights or remedies available to the Landlord, the Tenant covenants and agrees that if the term hereby granted or any of the goods and chattels of the Tenant on the Premises shall be at anytime during the term hereof seized or taken in execution or attachment by any creditor of the Tenant or if the Tenant shall make any assignment for the benefit of creditors, or any bulk sale, or becoming bankrupt or insolvent shall take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors, or if a receiving order is made against the Tenant, or if any order shall be made for the winding up of the Tenant, or if the Premises shall without the written consent of the Landlord become and remain vacant for a period of four (4) days, or be used by any other persons than such as are entitled to use them under the terms of this lease, or if the Tenant shall without the written consent of the Landlord abandon or attempt to abandon the Premises, or if the Premises are used for a purpose other than that as herein provided, then in every such case, the then current month's rent and the next ensuing three months' rent together with all additional charges payable by the Tenant hereunder (to be pro-rated if necessary) shall immediately become due and be payable and the Landlord may re-enter and take possession of the Premises as though the Tenant or the servants of the Tenant or any other occupant of the Premises were holding over after the expiration of the term hereof, and the said term shall, at the option of the Landlord, forthwith become forfeited and determined, and in every one of the cases above, such accelerated rent shall be recoverable by the Landlord in the same manner as the Rent hereby reserved.

INVESTMENT CANADA ACT

17. The Tenant hereby covenants, warrants, and represents that it is lawfully entitled to carry on its business in Canada in general and in the Premises in particular, is lawfully entitled to enter into this lease, and is not carrying on business in violation of the Investment Canada Act. The Tenant shall indemnify the Landlord and hold the Landlord harmless from and against any and all fines, claims, costs, losses, damages, expenses, liabilities, and demands arising out of the breach by the Tenant of the warranty or any obligation set forth in this clause.

NOTICES

18. All notices or other documents required or which maybe given under this lease shall be in writing, duly signed by the party giving such notice and transmitted by registered or certified mail, facsimile or delivered, addressed as follows:

                  Landlord:  CLIC Properties Inc.
                             Suite 1900
                             1874 Scarth Street
                             Regina, Saskatchewan
                             S4P 4133

                             Attention: Assistant Vice-President
                                        Real Estate

                  Tenant:    at the premises

         Any notice or document so given shall be deemed to have been received on the third day following mailing if transmitted by registered or certified mail, on the next business day if transmitted by facsimile, and on the day of delivery if delivered; Provided that if any such notice or document shall have been mailed, and if regular mail service shall be interrupted by strikes or other irregularity on or before the third day following the mailing thereof, such notice or document shall not be deemed to have been received on the third day following mailing, but shall be presumed to be received in the ordinary course. Any party may from time to time by notice given as provided above change its address for the purposes of this clause.

LEGAL COSTS

19. If the Landlord shall commence an action for collection of rent or other sums payable under this lease or if the same shall be collected upon the demand of a solicitor or if the Landlord shall commence an action to compel performance of any of the terms, conditions, covenants or provisos under this lease or for damages for failure of the Tenant to perform the same or if the same shall be performed upon the demand of a solicitor then, unless the Landlord shall lose such action, the Landlord shall collect from the Tenant and the Tenant shall pay to the Landlord all reasonable solicitor's fees in respect thereof on a solicitor and client basis.

PRIOR INTERESTS

20. (a) This lease is subject and subordinate to all mortgages or deeds of trust and all renewals, modifications, consolidations, replacements and extensions thereof which may now or at any time hereafter affect the Premises in whole or in part or the Building in whole or in part and whether or not such mortgages or deeds of trust shall affect only the Premises or the Building of which the Premises shall form a part or shall be blanket mortgages or deeds of trust affecting other premises as well. The Tenant shall at any time on notice from the Landlord attorn to and become a tenant of a mortgagee or trustee under any such mortgage or deed of trust upon the same terms and conditions as set forth in this lease and shall execute promptly on request by the Landlord any reasonable certificates, instruments of postponements or attornment or other instruments from time to time requested to give full effect to this requirement or to set out the status of this lease and the state of accounts between the Landlord and the Tenant, and in the event that the Tenant fails to execute such instruments aforesaid within ten (10) days the Tenant shall be in material breach of this Lease.

         NON-DISTURBANCE

         (b) If requested by the Tenant, the Landlord shall use reasonable efforts to obtain from the holder of any existing mortgage, charge or encumbrance, a nondisturbance agreement in favour of the Tenant whereby the Tenant's use and occupation of the Premises will not be interfered with by any such mortgagor, chargor or encumbrancer provided that the Tenant shall not be in breach of any of its covenants or obligations under the Lease and the Tenant agrees not to prepay rent. The Tenant will be responsible for all costs of obtaining such non-disturbance agreement.

NO WAIVER OF DEFAULT

21. (a) No condoning, excusing, overlooking or delay in acting upon by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition in this lease shall operate as a waiver of the Landlord's rights under this lease in respect of any such or continuing subsequent default, breach or non-observance and no waiver shall be inferred from or implied by anything done or omitted by the Landlord except an express waiver in writing.

         (b) All rights and remedies of the Landlord set forth in this lease shall be cumulative and not alternative.

         (c) If the Landlord shall assign this lease to a mortgagee or mortgagees of the Premises or of the Building or to any other person or persons whatsoever the Landlord shall nonetheless be entitled to exercise all rights and remedies reserved under this lease without providing evidence of the approval or consent of such mortgagee, mortgagees or any other persons whatsoever.

DELAYS

22. It is understood and agreed that whenever and to the extent that the Landlord or the Tenant (save and except for the obligation to pay Rent) shall be unable to fulfil, or shall be delayed or restricted in the fulfilment of any obligation hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfil such obligation or by reason of any statute, law, order-in-council or by-law or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administrator, controller or board, or any governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority required thereby, whether federal, provincial or municipal, or by reason of any other cause beyond its control whether of the foregoing character or not, such party shall be entitled to extend the time for fulfilment of such obligation of a time equal to the duration of such delay or restriction, and the other party shall not be entitled to compensation for any loss, inconvenience, nuisance or discomfort thereby occasioned.

ENTIRE AGREEMENT

23. The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions, express or implied, collateral or otherwise, forming part of or in any way affecting or relating to this lease save as expressly set out or imported by reference in this lease and that this lease constitutes the entire agreement duly executed by the Landlord and the Tenant.

DUCTS

24. The Landlord shall have the right to run utility lines, pipes, roof drainage pipes, conduit wire, or ductwork where necessary, through above-ceiling space, column space, the interiors of the walls and beneath the floors of the Premises and to maintain the same in a manner which does not unduly interfere with the Tenant's use thereof.

REGISTRATION

25. The Tenant shall not register this lease or any notice thereof except in a form which shall be acceptable to the solicitors for the Landlord acting reasonably and which shall be executed by both the Landlord and the Tenant prior to the registration. Further provided that, if required by the Landlord, the Tenant shall execute a lease surrender agreement in the Landlord's standard form at the expiration or sooner termination of this Lease or any renewal thereof.

SEVERABILITY

26. If any clause or clauses or part or parts of clauses in this lease be illegal or unenforceable it or they shall be considered separate and severable from the lease and the remaining provisions of the lease shall remain in full force and effect and shall be binding upon the parties hereto as though the said clause or clauses or part or parts of clauses had never been included.

INTERPRETATION

27. (a) Whenever a word importing the singular number only is used in the lease such word shall include the plural, and words importing either gender or firms or corporations shall include the persons of other gender and firms or corporations where applicable. Any reference to the term of this lease shall, unless the context otherwise requires, be deemed to include any renewals hereof.

         (b) The word "clause" shall refer to each portion of this lease introduced or headed by an Arabic figure; the "subclause" shall refer to each portion of this lease introduced or headed by an English letter, and the word "item" shall refer to each portion of this lease introduced by a small roman numeral. The headings of clauses, subclauses and items appearing in this lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this lease or of any provision thereof.

SUCCESSORS

28. This lease, together with the Schedules annexed hereto, shall extend to, be binding upon and enure to the benefit of the parties hereto and their respective heirs, legal personal representatives, successors and assigns (as limited by the provisions of this lease) and shall be interpreted in accordance with the laws of the Province of Ontario and the parties hereto attorn to the jurisdiction of the Province of Ontario.

REZONING, ADDITIONS

29. The Landlord shall have the right to construct or make modifications, additions, alterations, subtractions, or renovations of or to, the Building or to construct any additional renovations of or to, the Building or to construct any additional buildings, structures, or facilities on or in the vicinity of the Lands, including construction of additional stories to any structures on the Lands, and provided that the construction, making, location, or maintenance thereof does not substantially interfere with the Tenants use of the Premises for the purposes set forth in clause 4(c) of this lease, such construction, making, location, or maintenance shall be deemed not to constitute constructive or actual eviction of the Tenant or a breach of any covenant for quiet enjoyment or other covenant, proviso, or condition on the part of the Landlord to be observed or performed whether contained in this lease or implied by law. The Tenant shall not object to, oppose, or hinder any application by the Landlord or amendments to the Official Plan or any zoning by-law, for any minor variance from the provisions of any by-law or for any density transfers, in connection with any of the foregoing.

JOINT AND SEVERAL LIABILITY

30. (a) If the Tenant, or any assignee of the Tenant who becomes responsible for the Tenant's obligations hereunder, is more than one person, corporation, or entity, then the Tenant covenants with the Landlord that each of such persons, corporations, or entities comprising the Tenant is jointly and severally bound for the fulfilment of all obligations of the Tenant under this lease.

         (b) If the Building is sold by the Landlord to a bona fide purchaser, or if the Landlord sells all of its right, title and interest in the Building to a bona fide purchaser, then, if the Landlord, or the one of them so selling its interest, obtains from the purchaser an agreement to assume and be bound by all of the obligations of the Landlord, or such one of them, under the said lease, then the Landlord, or such one of them so selling its interest, shall be released from and after the time of completion of such sale from all of its covenants, obligations, and agreements under this lease.

SECURITY DEPOSIT

31. (a) The Tenant, contemporaneously with the execution of this lease has deposited with the Landlord, the sum of FIVE HUNDRED AND TWENTY-FIVE THOUSAND DOLLARS ($525,000.00) (the "Security Deposit"), receipt of which is hereby acknowledged by the Landlord. The Security Deposit shall be held by the Landlord in an interest bearing account as security for the faithful performance by the Tenant of all of the terms, covenants, conditions of this lease by the Tenant to be kept, observed and performed.

         (b) If at any time during the Term the Rent or other sums payable by the Tenant to the Landlord hereunder are overdue and unpaid, after notice and the expiry of the applicable cure period or if the Tenant fails to keep and perform any of the terms, covenants and conditions of this lease to be kept, observed and performed by the Tenant after notice and the expiry of the applicable cure period, then the Landlord at its option may, in addition to any and all other rights and remedies provided for in this lease or by law, appropriate and apply the balance of the Security Deposit, or so much thereof as is necessary to compensate the Landlord for loss or damage sustained or suffered by the Landlord due to such breach on the part of the Tenant. If the entire Security Deposit, or any portion thereof is appropriated and applied by the Landlord for the payment of overdue Rent, then the Tenant shall, upon written demand of the Landlord, forthwith remit to the Landlord, a sufficient amount in cash to restore the Security Deposit to the original sum deposited, and the Tenant's failure to do so in five (5) days after receipt of such demand constitutes a breach of this lease.

         (c) If the Tenant complies with all of the terms, covenants and conditions and promptly pays all of the Rent and other sums herein provided and payable by the Tenant to the Landlord, the Security Deposit and the interest thereon shall be applied to the Rents payable during the final months of the initial lease term.

         (d) The Landlord may deliver the Security Deposit and accrued interest to any purchaser of the Landlord's interest in the Demised Premises or the Development, if such interest is sold and thereupon the Landlord is discharged from any further liability with respect to the Security Deposit.

TENANT'S WORK

32. The Tenant accepts the Premises in an "as is" condition. The Tenant shall forthwith commence and diligently complete the construction of its Leasehold Improvements in accordance with the terms and conditions of this lease and the Tenant's Design Criteria Manual (a copy of which has been delivered to the Tenant) and in strict conformity with the plans therefor which the Tenant shall forthwith submit to the Landlord for approval in accordance with clause 12 of this lease.

EARLY ACCESS

33. Upon execution of this lease, the Tenant shall have early access to the Premises for the purpose of the installation of its Leasehold Improvements, telephone and communication systems, computer equipment and furniture. Upon completion of the aforementioned, the Tenant shall be permitted to occupy the Premises to commence its normal business operations. All terms and conditions of the Lease shall apply to the term of occupation prior to the Commencement Date of the Lease, except that no Basic Rent or Additional Rent will be payable. However, should the Tenant occupy the Premises prior to the Commencement Date, it will remain responsible for the payment of utilities consumed within the Premises.

LANDLORD'S WARRANTY

34. The Landlord warrants and represents to the Tenant that, as of the date hereof:

         (a)      the structure of the Building is in good repair;

         (b) the base building HVAC, electrical and mechanical systems are fully operational and free of potential defect, normal wear and tear only excepted; and

         (c) the Building has access to fiber optic wiring (it being understood that it will be the Tenant's responsibility and at the Tenant's sole cost to make all arrangements with the provider of such fiber optic wiring for its use).

PARKING

35. (a) The Landlord shall allocate to the Tenant and the Tenant shall rent from the Landlord eight (8) unreserved parking spaces in the underground parking garage located at the Building at the prevailing monthly rent from time to time for similar parking spaces in similar buildings in the area. The Landlord advises that the current rate is ONE HUNDRED AND SEVENTY DOLLARS ($170.00) per month for each unreserved parking space inclusive of GST and PST.

         (b) The Landlord shall allocate to the Tenant and the Tenant shall rent from the Landlord two (2) reserved parking spaces in the underground parking garage located at the Building at the prevailing monthly rent from time to time for similar parking spaces in similar buildings in the area. The Landlord advises that the current rate is TWO HUNDRED AND FIFTY DOLLARS ($250.00) per month for each reserved parking space inclusive of GST and PST.

         (c) The Tenant covenants to comply with the rules and regulations set by the Landlord in respect to the operation of the underground parking garage.

OPTION TO RENEW

36. (a) The Tenant shall have the option to renew the Lease including with respect to any additional premises in the Development which may be leased by the Tenant from the Landlord during the initial Term for one (1) additional term of five (5) years upon giving the Landlord not less than twelve (12) months written notice prior to the expiration of the Term of the Tenant's intention to renew, provided:

                  (i) the Tenant has complied with and performed all of the terms and covenants of the Lease and is not in default; and

                  (ii) the Tenant is in possession of all of the Premises, has not sublet all or part of the Premises or assigned the Lease.

         The renewal lease will be on the same terms and conditions as contained in this lease save and except that clauses 33, 34, 36 and 38 of the Lease shall not apply to the Renewal Term and the Basic Rent during the renewal shall be the Market Rent.

         (b) For the purposes of this Lease, "Market Rent" means the rate of Basic Rent per square foot per annum for premises in the Building that a willing tenant renewing a lease would pay and a willing landlord would accept in BONA fide arm's length negotiations, for a similar term. If the Landlord and Tenant are unable to agree upon the Market Rent for the renewal term within ninety (90) days prior to the expiration of the initial Term, then the Basic Rent will be determined by arbitration pursuant to the ARBITRATIONS ACT, R.S.O. 1990 c.A-24.

BUILDING ACCESS

37. It is understood and agreed that the Tenant, its employees and invitees, shall have the right of access and use of the Premises twenty-four (24) hours a day, seven (7) days a week, throughout the Term and any renewal thereof subject to the Building's reasonable security and emergency requirements.

LEASEHOLD IMPROVEMENT ALLOWANCE

38. (a) Provided the Tenant is not in default, the Landlord will provide the Tenant with an allowance towards the Tenant's initial Leasehold Improvements to a maximum of twenty dollars ($20.00) per square foot of Rentable Area of the Premises (the "Leasehold Allowance"). Such Leasehold Allowance will be paid to the Tenant upon the occurrence or completion of all the following:

                  (i)      occupancy in full by the Tenant;

                  (ii) execution and delivery of the Lease by the Tenant to the Landlord;

                  (iii) the substantial completion of the construction of the Tenant's Work;

                  (iv)     July 1, 2000;

                  (v) proof of payment of contractor's invoices for the construction of the Tenant's Work totaling an amount not less than the
Leasehold Allowance; and

                  (vi) provided that there are no existing lien rights arising from the Tenant's Work, the time limit for all applicable statutory construction liens has expired, and the Tenant provides a statutory declaration on the Landlord's form.

         (b) All costs of such construction in excess of twenty dollars ($20.00) multiplied by the number of square feet of Rentable Area of the Premises shall be the sole responsibility of the Tenant.

         (c) It is acknowledged and agreed that the Leasehold Allowance shall not be payable if, at any time it is otherwise payable, the Tenant is in default under this lease, or the Landlord has re-entered or has become entitled to do so, or the Landlord has distrained, or the Tenant has become bankrupt, or any right, title, or interest in such payment has been assigned, voluntarily or otherwise, to anyone other than the Tenant.

LAMPS & BALLASTS

39. The Tenant shall be responsible for the cost of replacing all lamps and ballasts within the Premises.

SCHEDULES

40. Schedules "A", "B", "C" and "D" and Rider #1 attached hereto form an integral part of this Lease.

         IN WITNESS WHEREOF the parties hereto have hereunto affixed their respective corporate seals, attested by the hands of their respective duly authorized officers in that behalf.

                            CLIC PROPERTIES

                                           Per:___________________________
                            Name:

                            Title:

                                           Per:___________________________
                            Name:

                            Title:

                            We have authority to bind the Corporation.

                            WEBHELP CANADA INC.


                                           Per: ___________________________
                            Name:

                            Title:

                                           Per: ___________________________
                            Name:

                            Title:

                            I/We have authority to bind the Corporation.

                                   SCHEDULE A

                             DESCRIPTION OF PREMISES

                                   SCHEDULE B

                              DESCRIPTION OF LANDS

In the City of Toronto and Province of Ontario, being composed of.

(Registry Office)

Part of Park Lot 7 in Concession I From the Bay, original Township of York, now City of Toronto designated as Part 8, on a plan of survey deposited in the Land Registry Office for the Metropolitan Toronto Registry Division (No. 64) as Plan 64R-13560.

The easterly limit of Church Street as confirmed under the Boundaries Act by Plan BA2011 registered on February 9, 1983, as CT575082.

(Land Titles Office)

Parcel 7-8 in the Register for Section Y-2, being Part of Park Lot 7 in Concession 1 From the Bay, in the original Township of York, now City of Toronto, designated as Part 5, Plan 66R-16510.

Parcel 7-9 in the Register for Section Y-2, being Part of Park Lot 7 in Concession 1 From the Bay, in the original Township of York, now City of Toronto, designated as Part 7, Plan 66R-16510.

Parcel 7-10 in the Register for Section Y-2, being Part of Park Lot 7 in Concession 1 From the Bay, in the original Township of York, now City of Toronto, designated as Part 6, Plan 66R-16510.

Parcel 7-11 in the Register for Section Y-2, being Part of Park Lot 7 in Concession 1 From the Bay, in the original Township of York, now City of Toronto, designated as Part 4, Plan 66R-16510.

The remainder of Parcel 7-12 in the Register for Section Y-2, being Part of Park Lot 7 in Concession 1 From the Bay, in the original Township of York, now City of Toronto, designated as Part 3, Plan 66R-1 6510.

                                   SCHEDULE C

                              RULES AND REGULATIONS

1. All persons entering and leaving the Building at any time other than during normal business hours shall register in the books kept by the Landlord at or near the night entrance and the Landlord shall have the right to prevent any person from entering or leaving the Building unless provided with a key to the offices to which such person seeks entrance or a pass in a form to be approved by the Landlord. Any persons found in the Building at such times without such keys or passes will be subject to the surveillance of the employees and agents of the Landlord. The Landlord shall be under no responsibility for failure to enforce this rule.

2. The sidewalks, entries, passages, elevators and staircases shall not be obstructed or used by the Tenant, his agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the Premises. The Landlord reserves entire control of all parts of the building employed for the common benefit of the tenants including, without restricting the generality of the foregoing, the sidewalks, entries, corridors and passages not within the Premises, washrooms, lavatories, air conditioning closets, fan rooms, janitors' closets, electrical closets and other closets, stairs, elevator shafts, flues, stacks, pipe shafts and ducts and shall have the right to place such signs and appliances therein, as it may deem advisable, provided that ingress to and egress from the Premises is not unduly impaired thereby.

3. The Tenant, his agents, servants, contractors, invitees or employees, shall not bring into, take out, position, construct, install or move any safe, business machine, or other heavy office equipment without first obtaining the consent in writing of the Landlord. In giving such consent, the Landlord shall have the right in its sole discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms to distribute the weight thereof. All damages done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the Tenant. The moving of all heavy equipment or other office equipment or furniture in or out of the building shall take place only at such times and using such entrance, hallways, corridors and elevator as shall be approved in writing by the Landlord and the persons employed to move the same must be acceptable to the Landlord. Safes and other heavy office equipment will be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description shall be received into the building or carried in the elevators, except during hours approved by the Landlord.

4. The Tenant shall permit and facilitate the entry of the Landlord or those designated by it, into the Premises for the purpose of inspection, repair, window cleaning and the performance of other services.

5. The Tenant shall not place or caused to be placed any additional locks upon doors of the Premises without the approval of the Landlord. Additional keys must be obtained from the Landlord at the cost of the Tenant.

6. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein or in the passages. Any damage resulting by misuse shall be borne by the Tenant by whom or by whose agents, servants, or employees the same is caused. The Tenant shall not let the water run unless it is in actual use.

7. The Tenant shall not deface or mark any part of the Building or drive nails, spikes, hooks or screws into the walls, ceilings or floors thereof except with the prior written consent (not to be unreasonably withheld) of the Landlord and as it may direct. If the Tenant desires telegraph or telephone connections the Landlord will direct the electricians as to where and how the wires are to be introduced, and without such directions no boring or cutting for wires will be permitted. No gas pipe or electric wire will be permitted which has not been ordered or authorized in writing by the Landlord.

8. The Tenant shall not permit any cooking on the Premises without the written consent of the Landlord.

9. The Tenant shall not install or permit the installation or use of any machine dispensing goods for sale in the Premises or the building or permit the delivery of any food or beverage to the Premises without the approval of the Landlord or in contravention of any regulations fixed or to be fixed by the Landlord. Only persons authorized by the Landlord shall be permitted to deliver or to use the elevators in the Building for the purpose of delivering food or beverages to the Premises.

10. No one shall use the Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

11. No animals or birds shall be brought into the Premises, nor shall the Tenant operate or permit to be operated any musical or sound-producing instruments or device which may be heard outside the Premises.

12.      Canvassing, soliciting and peddling in the Building are prohibited.

13. No bicycles or other vehicles shall be brought within the Building. Any hand trucks, carryalls, or similar appliances used in the Building shall be equipped with rubber tires, side guards and other safeguards as the Landlord shall require.

14. The Tenant shall permit window cleaners to clean the windows of the Premises during normal business hours.

15. No inflammable oils or other inflammable, dangerous or explosive materials shall be kept or permitted to be kept in the Premises.

16. All deliveries to the Premises of bulky goods shall be made during such hours and by using such entrance, hallways, corridors and elevator as the Landlord may from time to time prescribe for such purposes.

17. The foregoing regulations, as from time to time amended, are not necessarily of uniform application, but may be waived in whole or in part in respect of other tenants without affecting their enforceability with respect to the Tenant and the Premises, and may be waived in whole or in part with respect to the Premises without waiving them as to future application to the Premises, and the imposition of such regulations shall not create or imply any obligation of the Landlord to enforce them or create any liability of the Landlord for their non-enforcement.

                                   SCHEDULE D


                             BASE BUILDING STANDARD
                                 OFFICE PREMISES
                         175 BLOOR STREET EAST, TORONTO


1. Building standard demising walls to delineate the Tenant's Premises. These walls shall be composed of metal studs, a sound attenuation blanket, drywall on each side - taped and sanded, with a prime coat of paint.

2. Building standard T-bar grid ceiling system with lay-in 30" x 30" building standard white tiles.

3. Building standard horizontal venetian blinds provided on all exterior windows, set in the window frame.

4. Building standard fluorescent lighting fixtures, based upon an open concept floor plan, together with original tubes, ballasts and lenses for same.

5. Building standard heating and ventilating system based upon an open concept floor plan.

6. Sprinkler and fire protection equipment system based upon an open concept floor plan and as per code.

7.       Concrete floor with smooth finish.

8.       Building standard electrical service to the floor as currently exists.

9. Building standard single entrance door equipped with building standard lockset and closer.

                                    RIDER #1

SECTION 7(e) - Exclusions from "Allocable Operating Expenses"
-------------------------------------------------------------
7(e)

iv.      debt servicing costs and retirement of debt;

v. all costs of a capital nature as determined in accordance with generally accepted accounting principals, provided, however, that the amortization described in subsection 7(c) above is permitted; for the purposes of this Section capital costs shall include the cost of leasing equipment if the cost of purchasing such equipment would be a capital cost in accordance with generally accepted accounting principles and if such equipment is normally purchased by Landlords or owners of similar buildings;

vii. the cost of any repair, replacement or maintenance required as a result of any inherent structural defect in the Building;

viii. costs arising from the negligence of the Landlord or those for whom it is in law responsible;

ix.      the costs of enforcing other tenants' leases;

x. the costs of leasing space, including any tenant inducement paid to or on behalf of, or the costs of completing any tenant's work, for any tenant;

xi. any fines or penalties that the Landlord incurs in connection with any failure to perform obligations, such as the late payment of taxes, unless caused by the default of the Tenant or those for whom it is in law responsible or unless the taxes are being contested in good faith by the Landlord as permitted elsewhere in this Lease;

xii. the costs of acquisition of the Lands and Building, development of the Lands and Building and the cost of original construction of the Building, adding new improvements to the Lands or Building or repairing premises intended by the Landlord to be leased, whether actually leased or not;

xiii. advertising and other costs associated with the promotion of the Building by the Landlord unless requested by the Tenant;

xv. any monies received by the Landlord pursuant to any warranties and guarantees to the extent that such monies are a reimbursement for work the cost of which was previously included in Allocable Operating Expenses;

xvii. all costs included in Allocable Operating Expenses which pertain to the operation or maintenance of the underground parking facilities located at the Building to the extent that revenue received by the Landlord from the operation of such facilities, net of reasonable expenses, is sufficient to cover such costs.

                                      INDEX